UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

Cambiar Opportunity Fund Cambiar SMID Fund Cambiar Small Cap Fund Cambiar International Equity Fund	Cambiar International Small Cap Fund Cambiar Global Equity Fund Cambiar Global Ultra Focus Fund

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

The Funds file their complete schedules of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017
(UNAUDITED)

Cambiar Investors, LLC

Shareholder Letter

October 31, 2017

Cambiar Funds Shareholder Letter

“When I look back on all these worries, I remember the story of the old man who said on his deathbed that he had had a lot of trouble in his life, most of which had never happened.”

-  Winston Churchill

The year 2017 marks the 20th year that I have been charged with writing quarterly commentaries and related mutual fund shareholder annual and semiannual reports. The total output is therefore a bit more than 100 of these kinds of pieces, though I lost the precise count a long while ago. The range of market and financial press-driven topics has its cycles; not unlike the nightly news, some topics lead to deeper conversations, while others recede quickly from memory or voice for sheer superficiality and general unremarkableness. The summer months of 2017 will likely fall into the latter category. It has been a slow and volatility-free grind upwards for stocks (9.10% for the S&P 500 Index, 8.01% for the small cap Russell 2000 Index, and 10.74% for MSCI EAFE Index for the six months ended October 31, 2017), while 10-year U.S. Treasury bond yields changed by a total of 2 basis points (falling from 2.35% to 2.33%). Performance was broad, with pro-cyclical sectors advancing and defensive sectors generally lagging. Markets were so devoid of specific news that it has precipitated the use of famous historical quotes to instigate a discussion. Alas, poor reader, for the first time in 20 years we have resorted to the artifice of a freshman term paper. It is that dull out there.

For no obvious reason, a large number of economists and strategists wandered through our offices in the August-September time frame. With near 100% consistency, all remarked that they cannot recall a better time in terms of the global economy since well before the 2008 Global Financial Crisis (GFC). The U.S., Europe, Japan, and even the emerging world are exhibiting synchronized growth and modest (if non-existent) inflation. Corporate earnings are generally strong, especially for the larger companies, and credit losses scant for the banks. The technology gigaplexes have become their own unique self-contained multi-$hundred billion galaxies of unabated earnings growth and expanding addressable markets. The laggard stocks for the most part find themselves on the perceived wrong side of history for the expansion of disruptive business models.

The consensus is cheerful, and the marketplace (not necessarily investors) has become comfortable, paying a full price in many cases. Like Mr. Churchill’s old friend, I have begun to fret that the persistently low cost of capital and gigantic sums flowing into passive investing strategies have dulled the senses of relative risk and return, fluffing up valuations and business conditions in general. The French even have a term for this force-feeding and consequent fattening as applied to the geese of the Bordeaux region: “la gavage”. The unnatural fattening of the markets by index flows and a whole decade’s worth of ultra-low interest rates could prove to be just a vague worry or eventually wholly justified. It’s less vague that markets no longer have the same structure. The old price discovery mechanisms that link fast money traders, slow money investors, growth and value styles are crowded out by a novocaine drip of faceless flows pushing individual stocks gradually upwards. If you take the time to tune into the daily nuances, you can see the algorithms and trading baskets at work, reacting to small changes in volume, the breaking or continuation of trend lines, or changes in analyst consensus numbers upwards. Keywords on the newswire like “beat”, “miss”, “acceleration”, and “margins” trigger stock-specific moves, and trading patterns where whole market sectors reprice in near perfect synchrony. Individual stock disappointments experience outsized wipeouts that often reverse in a matter of days, as there is little institutional capacity left to absorb motivated short term selling. Popular sectors of late include industrials and semiconductors — which have blasted off to double-digit EBITDA multiples of current expectations that would have been laughed off just a couple years ago. For the here and now, their earnings appear to still be rising, and the algorithms say “buy”. More seasoned investors would caution against paying high multiples on cyclical elevated earnings; yet such caution has not been rewarding. In smaller cap companies, we have seen a few names where institutional ownership structure has crossed over to become more than 50% owned by indexes and sector ETFs, begging the question of what exactly prevailing stock prices could mean. Some old hands in the markets do here and there protest the prevailing winds by holding exceptional levels of cash, but a preponderance of these folks seem to have been negatively disposed for much of the last several years’ advances. For the moment, the markets seem to be handling the daily blast of carbohydrates down the gullet about as well as the fat French geese, who waddle around the farm and still eat grains thrown to them, and do not look capable of taking flight if the urge ever struck.

The absence of volatility leaves little price action to react to, and we have for the most part stuck with our positions. In fact, there was not a single new security purchased in the Cambiar Opportunity Fund during the third quarter 2017 — a first in the last 20 years of operation. Other strategies managed by Cambiar were a bit more active. Ironically, given the absence of any notable

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017
(UNAUDITED)

volatility, stocks in the more traditionally defensive sectors such as consumer staples, food, and medical devices have de-rated in both price and valuation over the course of 2017, leading to relatively more comfortable entry points than cyclical growth businesses. The buying drought did end shortly after the fourth quarter commenced, mostly in these areas. The actual decision process — just acting based on what the markets are giving us — seems correct enough. Elsewhere in the markets, the synchronization of growth globally and the prospect of significant corporate tax reform in the U.S. (this appears imminent as of this writing) has augered greater interest in more capital intensive sectors broadly. The very modest moves in the global yield curve contrast with this prevailing cyclical optimism. We tend to think the improved relative attractiveness of capital driven businesses versus capital-light businesses, such as industrials and banks, is probably warranted, though well reflected in valuations given the length of the economic expansion in the U.S.

(As we transition our fiscal year end from April 30th to October 31st, the following Fund reviews reflect analysis for this six month period.)

Cambiar International Equity Fund — For the six month period ended October 31, 2017, the Fund’s Investor Class returned 12.11%, outpacing the 10.74% of MSCI EAFE benchmark. Outperformance was primarily a function of positive stock selection in the portfolio’s more cyclically-geared allocations, including financials, technology and materials. Value stocks were able to narrow the gap vs. their growth counterparts, providing an additional tailwind to the portfolio.

Financials continue to be the largest sector weight and provided the most to the Fund’s outperformance. Solid economic growth data, increasing consumer confidence in Europe, and a more constructive monetary policy stance have been supportive for equities in general, in financials in particular. Cambiar’s bank positions are generally posting asset growth, stable-to-improving margins, and low credit costs — clearly all positives for the bottom line. With reasonable valuations, strong capital levels (with excess capital that can be deployed in the form of increasing dividends and/or share buybacks) and high rate sensitivity, Cambiar believes the risk/reward remains attractive in this sector.

Technology was the second biggest contributor to performance as the International Equity Fund benefitted from a strong return from Baidu, a Chinese internet search company — essentially the Google of China. The stock gained on a combination of strong earnings, as well as above consensus forward guidance. Despite the recent gains, Baidu trades at a relative discount vs. its two closest peers, Alibaba and Tencent. Given the momentum in their core search business, in tandem with related initiatives (e.g., their own version of Netflix), Baidu remains a high-conviction holding within the portfolio.

In aggregate, the portfolio continues to maintain a prudent balance of ‘offense’ (cyclicals) and ‘defense’ (healthcare, telecom, utilities), with an emphasis on quality via balance sheet strength and free cashflow attributes within our companies.

International Small Cap Fund — International small cap stocks continued to have an impressive ascent during the reporting period, and remains one of the top-performing asset classes thus far in 2017. The Cambiar International Small Cap Fund posted a positive return of 11.62% for the six month period ended October 31, 2017, but was unable to outpace the strategy’s assigned benchmark (13.27%). The portfolio’s relative underperformance was primarily a function of sector allocation, although stock selection also hindered the strategy from potentially additional upside in the period. Looking at performance year to date, we are pleased with the Fund’s outperformance of the primary MSCI EAFE Small Cap benchmark.

All sectors within the index finished with gains for the period — illustrating the broad-based nature of the market rally. Within the Fund, the portfolio incurred a rotation of sorts during the final three months of the period — as some of the portfolio’s notable outperformers at a sector level from earlier in the year were subsequent detractors in the latter. One such example was technology. Given the sharp rally in a holding such as Trend Micro in early 2017, perhaps some giveback was to be expected, as there was no material change in fundamentals.

Given the rally in equities, any cash position was a performance headwind. The International Small Cap Fund averaged a high-single digit cash allocation for the period. As evidenced by our trade activity, the investment team was able to identify a number of actionable investment ideas; however, we are trying not to chase potential ideas that have moved away from desired attachment points. While not attempting to be tactical in the portfolio’s cash position (it is truly a by-product of the buy/sell decision), some available dry powder may be helpful in the event the international small cap market incurs a pullback from what has been a very strong move over a relatively short timeframe.

Cambiar Global Equity Fund — The Cambiar Global Equity Fund posted strong absolute performance for the six month period ended October 31, 2017, returning 9.31%. However, the Fund did slightly lag the MSCI World index which returned 9.50%.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017
(UNAUDITED)

The portfolio benefitted most from strong stock selection in financials; Cambiar’s bank and insurance positions have also outperformed the MSCI World on a year-to-date basis. The re-rating in financials has primarily been in response to better-than-expected profitability; although bond yields have remained flattish for most of 2017, financials have done a good job managing expenses and growing revenues via higher lending activity as well as non-credit segments of their business. With many of the portfolio’s holdings trading at reasonable price-to-book multiples and offering attractive capital returns via dividends and share buybacks, Cambiar remains constructive on our holdings in this sector.

Cambiar’s consumer discretionary positions was another top contribution to performance, led by Hugo Boss and Adient. The investment thesis for Hugo Boss was predicated on brand realignment and operational restructuring; while we remain constructive on the company’s prospects, the stock reached our price target and was subsequently liquidated in the quarter. Adient is a manufacturer of seats and related components for the auto industry and has a strong reputation (According to Adient, one in every three seats in the world is produced in their facilities). The stock moved higher during the period on disclosure of an activist investor taking a position in the company. While unsure what an activist has planned for a company that has been public for less than a year (Adient was formerly part of Johnson Controls), Cambiar still views Adient to represent an attractive risk/reward opportunity — the recent move notwithstanding.

Cambiar’s energy positions rebounded in tandem with oil prices moving higher during the period. The stabilization in oil prices has primarily been a function of U.S. inventories beginning to see consistent drawdowns; should this trend continue, it could bode well for sentiment and price action within the sector. Energy represents approximately 9% of the Global Equity Fund as of this letter.

Cambiar Opportunity Fund — This Fund benchmarks itself against the S&P 500 index and owns a mix of mostly large cap U.S. stocks with some occasional mid cap names. The Fund’s Investor Class slightly lagged the S&P 500 Index by 0.30%, gaining 8.80% versus a 9.10% index gain for the six month period ended October 31, 2017.

Growth stocks continue to outpace their value counterparts, although there was a broadening in sector participation during the period. According to Charles Schwab, the correlation between individual stocks within the S&P 500 and the index itself is now at the lowest levels since 2001. The result should be a more favorable backdrop for active management, which can add value via security selection as well as avoidance of sectors/stocks that appear overvalued or possess challenged fundamentals. Performance is the ultimate proof statement; on that basis, we are encouraged by recent results for the Opportunity Fund.

Financials and technology continue to represent the two largest sectors in the portfolio. Performance in Financials outpaced the index, however offset by our underperformance in technology. The Fund continues to have only modest exposure in those sectors that could be negatively impacted by a potential monetary tightening/reflation trade; real estate and utilities are two such sectors where we believe a degree of caution is warranted.

Cambiar Small Cap Fund — The Fund’s Investor Class lagged the primary Russell 2000 Index for the six month period ended October 31, 2017. The strategy returned 3.80% versus 8.01%. Notwithstanding the broader market move up, 2017 has been less friendly for value practitioners. Cambiar remains focused on the fundamentals in what has been an obviously potent — and potentially overdone — growth flip. Style-driven markets tend to self-cancel over longer timeframes, but can influence performance over shorter periods. Cambiar’s relatively low allocation to growth-oriented segments of the market has been a headwind versus benchmarks over the first three quarters of 2017. Yet given the low valuation/low expectation intersection in which many of our companies reside, even a modest change in market preference could provide a relative boost to the Small Cap Fund.

At a sector level, Technology continued to be a challenging space for the Cambiar Small Cap Fund, generating the largest negative impact. This is somewhat of an anomaly at current, given the outperformance of our technology positioning in other Cambiar managed portfolios. In small cap tech, the value mindset against the headwind of a growth market has generated downside of late, though we believe the tech companies we own maintain strong market share, generate consistent cash flow and remain relevant in their respective end markets. Cambiar parted with two problem children in the 3rd quarter in Synaptics and Cardtronics, in both cases these companies met many of our typical criteria — strong balance sheets, market leadership in their industry, experienced management teams and reasonable valuations. Unfortunately, the investment case in both situations failed to play out, and upon additional review appear to have too many loose operational ends to warrant further patience with client capital.

The past success of the Small Cap Fund (as well as solid performance in Cambiar’s other domestic fund offerings) gives us confidence in the ability to demonstrate a greater degree of efficacy. We are well aware that performance is the final proof statement, and that stronger results are imperative. As mean reversion is an underlying tenet to the Cambiar discipline, the Cambiar Small Cap Fund is certainly overdue to experience some here versus the benchmark.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017
(UNAUDITED)

Cambiar SMID Fund — The SMID Fund’s Investor Class trailed its primary benchmark the Russell 2500 for the six month period ended October 31, 2017 by 348 basis points, returning 4.32% versus 7.80%. Relative strength in the Fund’s Consumer Discretionary and REIT holdings were offset by positions in Technlogy and Industrials.

Similar to the Small Cap Fund, the SMID Fund endured headwinds in the form of growth stocks outfavoring value and overall lofty valuations for the small and midcap asset class. Valuations for many names in the index reflect a high level of optimism, despite mid single digit earnings growth for the overall index and one third of the constituents failing to produce positive earnings in 2017.

While portfolio construction at Cambiar remains a bottom-up process, our awareness of current market conditions is driving a bias for businesses with strong balance sheets, larger size and more stable earnings streams, where valuation allows.

Cambiar Global Ultra Focus Fund — This Fund gained 4.85% versus a 9.50% for the MSCI World index for the six month period ended October 31, 2017. Although we believe the Fund was properly positioned via an overweight allocation to outperforming sectors such as energy and technology, as well as underweight the lagging consumer staples sector, stock selection was the bigger driver to overall Fund performance. On this latter metric, Cambiar’s holdings were positive in the aggregate, but trailed the market for the six month period.

Given the Fund’s sizable allocation to technology, overall performance tends to be more heavily influenced by Cambiar’s stock selection within this sector. For the six month reporting period (as well as on a year-to-date basis), Cambiar’s tech positions have trailed the index — thus detracting from performance. Some of the relative underperformance is understandable; i.e., Cambiar owns ‘value tech’, vs. the higher multiple ‘FANG’ (Facebook, Amazon, Netflix, and Google) stocks that have been driving the index. That said, some of the lagging return in the sector has been self-induced, as positions such as Synaptics and Diebold had not performed as expected. In both cases, Synaptics and Diebold met many of Cambiar’s criteria — strong balance sheets, market leadership in their industry, experienced management teams, and reasonable valuations. Unfortunately, these attributes were not sufficient, and the investment case has yet to materialize. Upon review of both positions, Cambiar sold Synaptics, and we continue to hold Diebold.

Cambiar has endeavored to decrease this fund’s historic volatility with a more balanced range of global stocks and return drivers, coupled with lesser use of derivatives and swaps to magnify position concentration. The fund does not intend to abstain completely from these instruments, as they can be used in an effort to isolate company-specific return drivers or risk components. However, looking at the nearly 10 year operating history of this strategy, the increase in stock specific risk and volatility by employing derivatives can easily cut in both beneficial and harmful directions, and has at varying times in the last year and over the longer term. The periods of superior performance (and inferior performance as well) have their roots in stock picking specifically, and having some good sense of timing. Accordingly, the fund’s footprint in these areas has become much smaller and more case-specific, and we plan to keep things this way.

The Fund employs a concentrated strategy and typically holds 15-25 positions in global equities of varying capitalization ranges. The fund’s objective is to gain long term capital appreciation by acquiring large positions in equities that it deems to be distinctly undervalued with a range of drivers and returns, and to seek to achieve this by identifying uniquely attractive buy and sell points in which to build or exit these positions. Due to the concentrated nature of the fund and the idiosyncratic nature of its positions, performance on a quarterly and annual basis can be very concentrated, and for this reporting period it was true to form. The bifurcated market sentiment currently is giving rise to unique opportunities globally, notwithstanding record highs in the U.S. Given the Fund’s concentration and long term performance orientation, investors are encouraged to look at 3-5 year expected holding periods for this strategy.

Hedging and hedging instruments — Cambiar has not generally employed futures, forward contracts, and other such instruments to manage currency or other forms of volatility, as these represent “known costs for unknown benefits”, although we retain the option to do so. Our philosophy is that these instruments make the most sense for manufacturing companies, who expect to deliver a certain good at a certain time in the future with costs that can also be certain in today’s currency prices but not necessarily in the future. Mutual fund portfolios on the other hand are never “delivered” to a final buyer; they are intended to represent a continuous set of holdings for years or decades, with daily liquidity as an option for the investors in the fund. Hedging instruments are not designed with any of this in mind. Hedging costs are feasible (that is to say not overly costly) in a world of stable currencies and lower interest rates, but for currencies with volatile trading patterns or high local interest rates, such as emerging market currencies, the cost of hedging instruments can be either prohibitive or wholly inconsistent in their availability. For emerging market positions, of which we have but a few presently, if one is not confident of the value and stability of local currencies, we believe it is best not to invest heavily in general.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017
(UNAUDITED)

As the dollar has generally weakened in fiscal 2017, any money spent on currency hedging would likely have detracted from fund performances in the international and global sphere. However, consistent with our philosophy, none took place.

Derivatives — The only fund that has held any derivatives since early 2012 is the Global Ultra Focus Fund. Cambiar employs the use of longer maturity call options and total return swaps in the Global Ultra Focus Fund. In our view, these instruments, among other impacts, can permit a smoother management of fund positions and cash balances during periods of cash flow and market volatility, and also allow for some degree of improved management portfolio returns. By their nature, derivatives embed a degree of leverage, and can either amplify or reduce overall portfolio performance accordingly. As we have used these instruments for multiple purposes per the above, it would be difficult to fully disaggregate their impact on fund performance to the basis point. On balance we would estimate that the Global Ultra Focus Fund’s performance was weakened by modestly (about 1%) during the last six months. As written above in the Fund’s specific commentary, the employment of derivatives and swaps has been scaled down versus the earlier years of this Fund, and the plan is for these to remain scaled down in frequency and scope. It would be difficult to design a precise equation governing this. If the Fund employed derivative exposures of 20-50% of notional fund capital in the past, this would decline to something in the range of 0-20% as envisioned.

Final Comments — Among the most challenging features of asset management is the task of being intellectually honest when the available choices are far from clear. In the spirit of being intellectually honest, the reader should understand that we do not ourselves understand where this mix of new business and financial asset paradigms (gigantic online marketplace platforms and gigantic passive flows) are going, how they should continue to bend conventional business and asset management strategies, or how resilient they will be to stresses in the future. We just don’t know. We do feel that markets have become more visibly complacent about risks in 2017, that normal feedback mechanisms have become less reliable owing to low prevailing yields and high levels of indexation, and that this could keep going for a while longer. Or not. For several years following the 2008 Great Financial Crisis, the prevailing sentiment on global economic and financial risk has tended to be overstated, leading to strong returns in equities and other asset classes. This pervasive gloominess has given way to more pervasive optimism tethered to a better economic outlook in 2017-18, and the fact that nothing really bad financially speaking has happened in several years. In this sense, investors’ propensity toward myopia has not changed much at all over the years. Financial markets during periods of optimism lead to excesses that need recessing. The question is timing and magnitude. While market cycles are rarely identical, their patterns tend to follow a similar playbook. Cambiar remains vigilant in executing our discipline, while maintaining a watchful eye on market conditions.

Thanks for your continued confidence in Cambiar.

Sincerely,

Brian M. Barish

President

Cambiar Investors LLC

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security. This information is for educational purposes only.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with equity investing, international investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investments in small companies typically exhibit higher volatility. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Funds may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

The unusually favorable conditions that may lead to higher returns may not continue to exist and there can be no assurance that extraordinary performance will be repeated in the future.

Definitions:

EBITDA — earnings before interest, taxes, depreciation and amortization. EBITDA is one indicator of a company’s financial performance and is used as a proxy for the earning potential of a business

Disclosure:

A company may reduce or eliminate its dividend, causing losses to the Fund.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017
(UNAUDITED)

Definition of Comparative Indices

Morgan Stanley MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI EAFE (Europe, Australia, Far East) Small Cap Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. Benchmark returns are net of withholding taxes. The MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The MSCI EAFE Small Cap Growth Index captures small cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the US and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000® Value Index is a market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index is a market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500® Index is a market capitalization-weighted index that measures the performance of the small to mid-cap segment of the U.S. equity universe commonly referred to as “smid” cap, which are the 2,500 smallest companies in the Russell 3000 Index.

Russell 3000® Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies, which represents approximately 98% of the U.S. equity market.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
OPPORTUNITY FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2017
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	20.46%	9.26%	13.70%	5.70%	8.65%
Institutional Class Shares	20.75%	9.52%	13.98%	5.96%	6.83%
S&P 500 Index	23.63%	10.77%	15.18%	7.51%	6.32%

(1)	Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning June 30, 1998 and Institutional Class Shares were offered beginning November 3, 2005. The S&P 500 Index annualized inception to date return since June 30, 1998.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2017
	1-Year Return	3-Year Return	5-Year Return	Annualized Inception to Date
Investor Class Shares	21.02%	6.42%	14.72%	9.25%
Institutional Class Shares	20.99%	N/A	N/A	6.44%
Russell 2500® Index	24.68%	9.58%	14.45%	11.05%

(1)

Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning May 31, 2011 and Institutional Class Shares were offered beginning November 3, 2014. The Russell 2500® Index annualized inception to date return since May 31, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2017
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	15.78%	2.64%	9.31%	6.73%	9.35%
Institutional Class Shares	15.96%	2.87%	9.57%	N/A	13.12%
Russell 2000® Index	27.85%	10.12%	14.49%	7.63%	9.42%

(1)

Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning August 31, 2004 and Institutional Class Shares were offered beginning October 31, 2008. The Russell 2000® Index annualized inception to date return since August 31, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2017
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	20.29%	6.78%	8.94%	1.87%	8.18%
Institutional Class Shares	20.43%	6.92%	N/A	N/A	8.93%
Morgan Stanley MSCI EAFE Index	23.44%	6.08%	8.53%	1.10%	4.92%

(1)	Returns shown represent the performance of the Investor Class Shares and Institutional Class Shares. The performance of the Institutional Class Shares may vary as a result of shareholder servicing fees paid by the Investor Class Shares. Investor Class Shares were offered beginning September 9, 2002 and Institutional Class Shares were offered beginning November 30, 2012. The Morgan Stanley MSCI EAFE Index annualized inception to date return since September 9, 2002.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2017
	1-Year Return	Annualized Inception to Date
Institutional Class Shares	26.56%	9.17%
MSCI EAFE Small Cap Index	27.51%	12.85%

(1)	Commenced operations on November 18, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
EQUITY FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2017
	1-Year Return	3-Year Return	5-Year Return	Annualized Inception to Date
Investor Class Shares	18.79%	6.61%	11.18%	10.91%
MSCI All Country World Index	23.20%	7.92%	10.80%	11.13%

(1)	Commenced operations on November 30, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND
(UNAUDITED)

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED OCTOBER 31, 2017
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class Shares	17.57%	4.91%	14.10%	8.10%	8.30%
MSCI World Index	22.77%	8.13%	11.56%	4.10%	4.81%

(1)	Commenced operations on August 31, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 6.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.9%
	Shares	Value

AGRICULTURAL PRODUCTS — 2.1%
Archer-Daniels-Midland	175,000	$7,152,250

AIR FREIGHT & LOGISTICS — 3.0%
United Parcel Service, Cl B	90,000	10,577,700

AUTO COMPONENTS — 1.9%
Adient	77,000	6,495,720

BANKS — 11.5%
BB&T	210,000	10,340,400
Citigroup	150,000	11,025,000
Citizens Financial Group	190,000	7,221,900
Wells Fargo	200,000	11,228,000

		39,815,300

BEVERAGES — 5.0%
Coca-Cola	225,000	10,345,500
Molson Coors Brewing, Cl B	87,000	7,035,690

		17,381,190

BIOTECHNOLOGY — 2.8%
Biogen*	31,000	9,661,460

CAPITAL MARKETS — 2.1%
T Rowe Price Group	78,000	7,246,200

CONSUMER FINANCE — 6.6%
American Express	90,000	8,596,800
Capital One Financial	80,000	7,374,400
Synchrony Financial	215,000	7,013,300

		22,984,500

ELECTRIC UTILITIES — 2.0%
PG&E	120,000	6,932,400

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

ENERGY EQUIPMENT & SERVICES — 2.4%
Schlumberger Ltd.	130,000	$8,320,000

FOOD PRODUCTS — 5.1%
TreeHouse Foods*	90,000	5,974,200
Tyson Foods, Cl A	160,000	11,665,600

		17,639,800

HEALTH CARE EQUIPMENT & SERVICES — 2.1%
Medtronic	90,000	7,246,800

HEALTH CARE PROVIDER & SERVICES — 4.0%
Aetna	45,000	7,651,350
Universal Health Services, Cl B	60,000	6,162,000

		13,813,350

INSURANCE — 4.3%
MetLife	140,000	7,501,200
XL Group	180,000	7,284,600

		14,785,800

INTERNET SOFTWARE & SERVICES — 6.3%
Alphabet, Cl A*	10,500	10,846,920
eBay*	295,000	11,103,800

		21,950,720

IT SERVICES — 2.0%
Amdocs	105,000	6,835,500

LIFE SCIENCES TOOLS & SERVICES — 2.0%
Agilent Technologies	105,000	7,143,150

OIL, GAS & CONSUMABLE FUELS — 11.4%
EOG Resources	115,000	11,485,050
Noble Energy	230,000	6,410,100
Occidental Petroleum	170,000	10,976,900
Royal Dutch Shell ADR, Cl A	170,000	10,715,100

		39,587,150

PHARMACEUTICALS — 4.6%
Bristol-Myers Squibb	140,000	8,632,400
Eli Lilly	90,000	7,374,600

		16,007,000

REAL ESTATE INVESTMENT TRUSTS — 2.0%
Invitation Homes*	309,400	6,983,158

SEMI-CONDUCTORS & EQUIPMENT — 2.9%
QUALCOMM	195,000	9,946,950

SOFTWARE — 5.3%
Oracle	215,000	10,943,500
Symantec	225,000	7,312,500

		18,256,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 3.3%
HP	528,000	$11,378,400

TOBACCO — 3.0%
British American Tobacco ADR	160,000	10,304,000

WATER UTILITIES — 2.2%
American Water Works	86,000	7,547,360

TOTAL COMMON STOCK (Cost $276,830,065)		345,991,858

TOTAL INVESTMENTS — 99.9% (Cost $276,830,065)		$345,991,858

Percentages are based on Net Assets of $346,329,042.

*  Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

As of October 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended October 31, 2017, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 92.6%
	Shares	Value

AIR FREIGHT & LOGISTICS — 2.5%
Expeditors International of Washington	14,340	$837,169

AUTOMOBILES — 2.3%
Harley-Davidson	16,160	765,014

BANKS — 12.7%
BankUnited	22,610	787,958
East West Bancorp	14,780	884,435
PacWest Bancorp	17,130	827,722
Umpqua Holdings	44,480	910,061
Zions Bancorporation	19,650	912,939

		4,323,115

COMMERCIAL SERVICES & SUPPLIES — 2.4%
Stericycle*	11,580	820,443

COMMUNICATIONS EQUIPMENT — 2.6%
ARRIS International*	31,510	898,035

DISTRIBUTORS — 2.5%
LKQ*	22,520	848,779

DIVERSIFIED CONSUMER SERVICES — 2.1%
H&R Block	28,620	708,059

ELECTRICAL EQUIPMENT — 2.7%
Hubbell, Cl B	7,260	913,453

ELECTRONIC EQUIPMENT — 2.1%
VeriFone Systems*	37,000	705,960

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

ENERGY EQUIPMENT & SERVICES — 2.8%
RPC	38,430	$934,233

FOOD PRODUCTS — 2.4%
TreeHouse Foods*	12,220	811,164

HEALTH CARE PROVIDER & SERVICES — 4.8%
Premier, Cl A*	26,970	881,110
Universal Health Services, Cl B	7,390	758,953

		1,640,063

HOTELS, RESTAURANTS & LEISURE — 2.4%
Norwegian Cruise Line Holdings*	14,810	825,657

INSURANCE — 2.6%
XL Group	21,850	884,270

IT SERVICES — 15.4%
Amdocs	13,630	887,313
Booz Allen Hamilton Holding, Cl A	21,950	829,490
Euronet Worldwide*	8,840	854,298
Leidos Holdings	15,610	975,937
MAXIMUS	12,500	830,375
Sabre	43,450	849,882

		5,227,295

MEDIA — 2.8%
News, Cl A	70,100	957,566

OIL, GAS & CONSUMABLE FUELS — 4.2%
Cimarex Energy	6,670	779,923
RSP Permian*	18,520	637,274

		1,417,197

PROFESSIONAL SERVICES — 5.3%
Dun & Bradstreet	7,610	889,076
Robert Half International	17,420	901,834

		1,790,910

REAL ESTATE INVESTMENT TRUSTS — 6.7%
MGM Growth Properties, Cl A	26,820	791,458
National Retail Properties	18,070	726,052
Starwood Waypoint Homes	20,570	746,897

		2,264,407

SOFTWARE — 2.9%
PTC*	14,790	982,796

SPECIALTY RETAIL — 2.6%
Penske Automotive Group	19,300	899,766

TRADING COMPANIES & DISTRIBUTORS — 3.0%
Air Lease, Cl A	23,730	1,031,068

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

WATER UTILITIES — 2.8%
Aqua America	26,570	$942,704

TOTAL COMMON STOCK (Cost $26,030,521)		31,429,123

TOTAL INVESTMENTS — 92.6% (Cost $26,030,521)		$31,429,123

Percentages are based on Net Assets of $33,935,073.

*  Non-income producing security.

Cl — Class

As of October 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended October 31, 2017, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.1%
	Shares	Value

AIR FREIGHT & LOGISTICS — 3.8%
Forward Air	82,025	$4,711,516
Hub Group, Cl A*	154,000	6,668,200

		11,379,716

BANKS — 19.3%
Banner	105,000	6,018,600
Chemical Financial	125,000	6,586,250
First Midwest Bancorp	266,000	6,141,940
Hilltop Holdings	251,000	5,913,560
Hope Bancorp	349,000	6,439,050
LegacyTexas Financial Group	165,000	6,581,850
TCF Financial	386,000	7,032,920
Umpqua Holdings	306,000	6,260,760
United Community Banks	240,000	6,580,800

		57,555,730

BIOTECHNOLOGY — 2.5%
Acorda Therapeutics*	154,000	4,092,550
Array BioPharma*	323,000	3,375,350

		7,467,900

CHEMICALS — 5.7%
Calgon Carbon	304,000	6,596,800
Orion Engineered Carbons	260,000	6,149,000
Valvoline	180,040	4,324,561

		17,070,361

COMMERCIAL SERVICES & SUPPLIES — 4.2%
Interface, Cl A	288,000	6,566,400
Ritchie Bros Auctioneers	211,000	5,914,330

		12,480,730

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

ELECTRIC UTILITIES — 4.1%
IDACORP	67,000	$6,166,010
PNM Resources	139,000	6,032,600

		12,198,610

ELECTRICAL EQUIPMENT — 2.2%
EnerSys	93,000	6,451,410

ELECTRONIC EQUIPMENT — 1.8%
VeriFone Systems*	283,000	5,399,640

ENERGY EQUIPMENT & SERVICES — 2.2%
RPC	276,000	6,709,560

FOOD & STAPLES RETAILING — 3.4%
Andersons	110,000	4,119,500
United Natural Foods*	154,000	5,970,580

		10,090,080

HEALTH CARE EQUIPMENT & SERVICES — 2.1%
Natus Medical*	146,000	6,190,400

HEALTH CARE PROVIDER & SERVICES — 2.3%
Molina Healthcare*	103,000	6,986,490

HEALTH CARE TECHNOLOGY — 4.2%
athenahealth*	50,000	6,394,000
HMS Holdings*	320,000	6,156,800

		12,550,800

HOTELS, RESTAURANTS & LEISURE — 1.9%
Brinker International	183,600	5,640,192

HOUSEHOLD PRODUCTS — 1.9%
Energizer Holdings	130,000	5,588,700

INSURANCE — 2.0%
Validus Holdings	116,000	6,041,280

IT SERVICES — 4.2%
Conduent*	378,000	5,851,440
Travelport Worldwide	418,000	6,558,420

		12,409,860

LIFE SCIENCES TOOLS & SERVICES — 2.1%
Bruker	200,000	6,280,000

OIL, GAS & CONSUMABLE FUELS — 2.0%
Callon Petroleum*	545,000	6,044,050

PAPER & FOREST PRODUCTS — 2.3%
Schweitzer-Mauduit International	160,000	6,756,800

REAL ESTATE INVESTMENT TRUSTS — 3.6%
Kite Realty Group Trust	281,000	5,251,890
Starwood Waypoint Homes	148,000	5,373,880

		10,625,770

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

SEMI-CONDUCTORS & EQUIPMENT — 4.1%
Rambus*	476,000	$7,001,960
Xperi	225,000	5,175,000

		12,176,960

SPECIALTY RETAIL — 5.1%
Group 1 Automotive	57,000	4,478,490
Murphy USA*	83,000	6,171,880
Penske Automotive Group	95,770	4,464,797

		15,115,167

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 3.5%
Diebold Nixdorf	276,000	5,326,800
Super Micro Computer*	258,000	5,134,200

		10,461,000

TRADING COMPANIES & DISTRIBUTORS — 6.3%
Air Lease, Cl A	146,000	6,343,700
Aircastle	278,000	6,466,280
BMC Stock Holdings*	285,000	6,113,250

		18,923,230

WIRELESS TELECOMMUNICATIONS — 2.3%
Telephone & Data Systems	231,000	6,733,650

TOTAL COMMON STOCK (Cost $263,523,703)		295,328,086

TOTAL INVESTMENTS — 99.1% (Cost $263,523,703)		$295,328,086

Percentages are based on Net Assets of $297,926,083.

*  Non-income producing security.

Cl — Class

As of October 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended October 31, 2017, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.7%
	Shares	Value

AUSTRALIA — 2.5%
BHP Billiton	4,928,000	$89,176,949

BRAZIL — 1.9%
Ambev	10,901,000	69,578,724

CANADA — 2.0%
Canadian Natural Resources	2,000,000	69,800,000

CHINA — 3.5%
Baidu ADR*	516,250	125,934,025

DENMARK — 2.1%
Carlsberg, Cl B	669,000	76,395,805

FRANCE — 15.6%
Airbus	825,035	84,331,401
ArcelorMittal	2,697,174	77,335,451
AXA	2,460,000	74,303,187
Carrefour	2,871,000	57,789,209
Engie	4,659,000	78,746,261
Essilor International	515,000	65,208,858
Orange	3,830,000	62,838,447
TOTAL ADR	1,069,142	59,572,592

		560,125,406

GERMANY — 6.0%
Bayer	544,000	70,758,914
Deutsche Boerse	667,000	68,832,055
E.ON	6,424,000	76,023,383

		215,614,352

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

HONG KONG — 3.9%
AIA Group	9,600,000	$72,233,189
CK Hutchison Holdings	5,256,000	66,732,484

		138,965,673

INDIA — 2.1%
Tata Motors ADR*	2,310,000	75,675,600

ITALY — 1.9%
Intesa Sanpaolo	20,162,000	67,779,718

JAPAN — 19.0%
Komatsu	2,493,000	81,057,306
Mitsubishi Estate	3,992,000	71,814,221
Murata Manufacturing	447,000	69,543,380
Otsuka Holdings	1,402,000	58,346,282
Panasonic	7,790,000	116,502,309
Secom	960,000	72,414,757
Seven & I Holdings	1,687,000	67,833,112
Sumitomo Mitsui Financial Group	2,552,000	101,379,746
Toray Industries	3,983,500	40,060,967

		678,952,080

NETHERLANDS — 12.1%
AerCap Holdings*	2,200,000	115,808,000
Koninklijke DSM	932,000	79,512,254
Koninklijke KPN	21,232,000	73,305,899
Royal Dutch Shell ADR	1,161,100	73,184,133
Schlumberger	1,401,000	89,664,000

		431,474,286

NORWAY — 1.9%
DNB	3,503,000	67,546,829

SINGAPORE — 2.0%
DBS Group Holdings	4,263,000	71,242,858

SPAIN — 3.6%
ACS Actividades de Construccion y Servicios	1,624,775	64,074,594
Banco Bilbao Vizcaya Argentaria ADR	7,460,000	65,200,400

		129,274,994

SWITZERLAND — 5.9%
Adecco Group	896,000	71,085,451
Julius Baer Group	1,186,000	70,138,826
Roche Holding	301,000	69,543,928

		210,768,205

UNITED KINGDOM — 9.7%
BAE Systems	8,202,000	64,652,584
British American Tobacco	1,175,000	76,015,366
HSBC Holdings ADR	1,515,000	73,886,550

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

UNITED KINGDOM — continued
Lloyds Banking Group	77,597,000	$70,379,705
Smith & Nephew ADR	1,603,000	61,330,780

		346,264,985

TOTAL COMMON STOCK (Cost $2,928,905,425)		3,424,570,489

TOTAL INVESTMENTS — 95.7% (Cost $2,928,905,425)		$3,424,570,489

Percentages are based on Net Assets of $3,579,769,118.

*  Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Australia	$89,176,949	$—	$—	$89,176,949
Brazil	69,578,724	—	—	69,578,724
Canada	69,800,000	—	—	69,800,000
China	125,934,025	—	—	125,934,025
Denmark	76,395,805	—	—	76,395,805
France	560,125,406	—	—	560,125,406
Germany	—	215,614,352	—	215,614,352
Hong Kong	138,965,673	—	—	138,965,673
India	75,675,600	—	—	75,675,600
Italy	67,779,718	—	—	67,779,718
Japan	678,952,080	—	—	678,952,080
Netherlands	431,474,286	—	—	431,474,286
Norway	67,546,829	—	—	67,546,829
Singapore	71,242,858	—	—	71,242,858
Spain	129,274,994	—	—	129,274,994
Switzerland	210,768,205	—	—	210,768,205
United Kingdom	346,264,985	—	—	346,264,985

Total Common Stock	3,208,956,137	215,614,352	—	3,424,570,489

Total Investments in Securities	$3,208,956,137	$215,614,352	$—	$3,424,570,489

†	Represents securities trading outside the United States, the values of which were adjusted as a result of foreign market closure.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Level 1 and Level 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the period ended October 31, 2017, there were transfers of $76,023,383 from Level 1 to Level 2 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.1%
	Shares	Value

ARGENTINA — 2.0%
Adecoagro*	4,003	$40,670

AUSTRIA — 5.0%
Schoeller-Bleckmann Oilfield Equipment	620	57,878
Telekom Austria, Cl A	4,864	45,621

		103,499

BELGIUM — 2.0%
Ontex Group	1,183	41,609

BERMUDA — 2.2%
Lazard, Cl A	975	46,352

BRAZIL — 2.2%
Embraer ADR	2,362	45,209

CHINA — 2.2%
Greatview Aseptic Packaging	71,700	44,850

DENMARK — 2.2%
GN Store Nord	1,399	46,274

FRANCE — 6.4%
Naturex*	432	49,064
Remy Cointreau	370	48,056
Virbac	268	34,511

		131,631

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

GERMANY — 2.3%
Scout24 (A)	1,207	$48,429

HONG KONG — 4.5%
BOC Aviation (A)	8,700	46,782
MGM China Holdings	20,200	45,520

		92,302

IRELAND — 2.8%
ICON*	482	57,291

ITALY — 9.0%
ACEA	2,648	43,122
Azimut Holding	1,903	37,595
Buzzi Unicem	1,892	52,739
Piaggio	15,939	52,135

		185,591

JAPAN — 24.2%
DeNA	2,050	47,903
Don Quijote Holdings	1,100	45,807
eRex	4,700	46,295
GS Yuasa	9,000	44,879
Hiroshima Bank	4,500	37,756
Ichigo	11,100	39,244
OKUMA	940	57,125
Sapporo Holdings	1,500	47,228
Sohgo Security Services	1,000	47,843
T Hasegawa	1,840	37,235
Trend Micro ADR	893	47,829

		499,144

LUXEMBOURG — 1.9%
L’Occitane International	21,100	40,083

NETHERLANDS — 1.9%
Wereldhave	846	38,448

PHILIPPINES — 2.2%
Cebu Air	21,890	46,218

SPAIN — 1.7%
Distribuidora Internacional de Alimentacion	7,112	34,795

TAIWAN — 2.2%
Advanced Semiconductor Engineering ADR	7,453	45,910

UNITED KINGDOM — 18.2%
Britvic	4,675	47,002
BTG*	5,306	53,135
Janus Henderson Group	1,329	46,183
LivaNova*	752	55,573
NEX Group	4,861	40,964
Ocado Group*	11,866	45,341

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

UNITED KINGDOM — continued
Playtech	3,653	$47,741
Tate & Lyle	4,515	38,768

		374,707

TOTAL COMMON STOCK (Cost $1,714,605)		1,963,012

TOTAL INVESTMENTS — 95.1% (Cost $1,714,605)		$1,963,012

Percentages are based on Net Assets of $2,063,875.

*  Non-income producing security.

(A)  Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2017 was $95,211 which represents 4.6% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Argentina	$40,670	$—	$—	$40,670
Austria	103,499	—	—	103,499
Belgium	41,609	—	—	41,609
Bermuda	46,352	—	—	46,352
Brazil	45,209	—	—	45,209
China	44,850	—	—	44,850
Denmark	46,274	—	—	46,274
France	131,631	—	—	131,631
Germany	—	48,429	—	48,429
Hong Kong	92,302	—	—	92,302
Ireland	57,291	—	—	57,291
Italy	185,591	—	—	185,591
Japan	499,144	—	—	499,144
Luxembourg	40,083	—	—	40,083
Netherlands	38,448	—	—	38,448
Philippines	46,218	—	—	46,218
Spain	34,795	—	—	34,795
Taiwan	45,910	—	—	45,910
United Kingdom	374,707	—	—	374,707

Total Common Stock	1,914,583	48,429	—	1,963,012

Total Investments in Securities	$1,914,583	$48,429	$—	$1,963,012

†	Represents securities trading outside the United States, the values of which were adjusted as a result of foreign market closure.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Level 1 and Level 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the period ended October 31, 2017, there were transfers of $46,218 from Level 2 to Level 1 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the year.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.2%
	Shares	Value

AUSTRALIA — 2.0%
BHP Billiton ADR	7,665	$278,393

BRAZIL — 2.0%
Ambev ADR	45,335	286,971

CHINA — 2.2%
Baidu ADR*	1,298	316,634

DENMARK — 2.2%
Carlsberg ADR, Cl B	13,684	313,364

FRANCE — 10.1%
Airbus ADR	11,860	304,446
AXA ADR	10,133	306,017
Engie ADR	15,966	270,943
Essilor International ADR	4,326	274,268
Orange ADR	16,768	274,995

		1,430,669

HONG KONG — 2.1%
AIA Group ADR	10,064	304,788

INDIA — 2.0%
Tata Motors ADR*	8,603	281,834

IRELAND — 2.1%
Adient	3,559	300,237

JAPAN — 10.0%
Komatsu Ltd. ADR	10,122	329,572
Mitsubishi Estate ADR	15,467	280,262

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

JAPAN — continued
Secom ADR	14,872	$283,609
Seven & I Holdings ADR	12,799	257,580
Sumitomo Mitsui Financial Group ADR	33,973	273,823

		1,424,846

NETHERLANDS — 8.2%
AerCap Holdings*	6,267	329,895
Koninklijke DSM ADR	14,875	318,176
Royal Dutch Shell ADR	4,753	299,582
Schlumberger Ltd.	3,414	218,496

		1,166,149

NORWAY — 1.8%
DNB ADR	13,486	260,131

SPAIN — 4.0%
ACS Actividades de Construccion y Servicios ADR*	32,359	254,342
Banco Bilbao Vizcaya Argentaria ADR	35,249	308,076

		562,418

SWITZERLAND — 1.7%
Roche Holding ADR	8,299	239,966

UNITED KINGDOM — 7.9%
BAE Systems ADR	7,824	251,150
British American Tobacco ADR	4,360	280,784
HSBC Holdings ADR	6,319	308,178
Smith & Nephew ADR	7,322	280,140

		1,120,252

UNITED STATES — 37.9%
Agilent Technologies	4,281	291,236
Alphabet*	310	320,242
Biogen*	872	271,768
Bristol-Myers Squibb	4,860	299,668
Capital One Financial	2,544	234,506
Citigroup	4,228	310,758
Citizens Financial Group	6,985	265,500
Coca-Cola	5,986	275,236
eBay*	7,956	299,464
EOG Resources	2,712	270,848
HP	13,301	286,637
MetLife	5,336	285,903
Noble Energy	6,783	189,042
Occidental Petroleum	4,033	260,411
Oracle	4,948	251,853
QUALCOMM	4,645	236,941
Synchrony Financial	7,796	254,305
Tyson Foods	3,830	279,245

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL EQUITY FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

UNITED STATES — continued
United Parcel Service	2,297	$269,966
Universal Health Services, Cl B	2,231	229,124

		5,382,653

TOTAL COMMON STOCK (Cost $11,438,049)		13,669,305

TOTAL INVESTMENTS — 96.2% (Cost $11,438,049)		$13,669,305

Percentages are based on Net Assets of $14,214,821.

*  Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

As of October 31, 2017, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended October 31, 2017, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND
OCTOBER 31, 2017

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.4%
	Shares	Value

CHINA — 5.5%
Baidu ADR*	25,000	$6,098,500

FRANCE — 8.9%
Airbus Group	49,289	5,038,102
Orange ADR	300,000	4,920,000

		9,958,102

GERMANY — 5.6%
Bayer	27,125	3,529,334
Deutsche Telekom	150,000	2,732,737

		6,262,071

INDIA — 3.2%
Tata Motors ADR*	110,000	3,603,600

JAPAN — 3.0%
Mitsubishi UFJ Financial Group ADR	500,000	3,395,000

NETHERLANDS — 11.4%
AerCap Holdings*	200,000	10,528,000
Schlumberger Ltd.	35,000	2,240,000

		12,768,000

SPAIN — 2.5%
ACS Actividades de Construccion y Servicios	71,458	2,818,016

UNITED KINGDOM — 14.9%
BAE Systems	425,000	3,350,079
British American Tobacco ADR	90,000	5,796,000
Playtech	275,000	3,593,959
Travelport Worldwide	250,000	3,922,500

		16,662,538

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND
OCTOBER 31, 2017

COMMON STOCK — continued

	Shares	Value

UNITED STATES — 40.4%
Biogen*	13,500	$4,207,410
Capital One Financial	42,000	3,871,560
Diebold Nixdorf	130,000	2,509,000
eBay*	175,000	6,587,000
Noble Energy	125,000	3,483,750
Occidental Petroleum	80,000	5,165,600
Penske Automotive Group	83,000	3,869,460
QUALCOMM	70,000	3,570,700
Super Micro Computer*	125,000	2,487,500
TreeHouse Foods*	50,000	3,319,000
VeriFone Systems*	105,000	2,003,400
XL Group	100,000	4,047,000

		45,121,380

TOTAL COMMON STOCK (Cost $95,962,066)		106,687,207

TOTAL INVESTMENTS — 95.4% (Cost $95,962,066)		$106,687,207

PURCHASED EQUITY OPTION (A) — 0.6%
TOTAL PURCHASED EQUITY OPTION (Cost $715,800)		$643,800

A list of exchange traded equity option contracts held by the Fund at October 31, 2017 is as follows:

PURCHASED EQUITY OPTION — 0.6%
	Contracts	Notional Amount	Value
Call Options
SEMI-CONDUCTORS & EQUIPMENT — 0.6%
QUALCOMM, Expires 01/19/2018, Strike Price $40.00	600	$3,060,600	$643,800

Percentages are based on Net Assets of $111,860,082.

*  Non-income producing security.

(A)  All of the purchased equity options are exchange traded, unless noted otherwise.

Equity Swaps held by the Fund at October 31, 2017, were as follows:

Company Reference	Counterparty	Termination Date	Receive (Pay)	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation (Depreciation)
ACS Actividades de Construccion y Servicios	Goldman Sachs	08/29/18	(1 Month LIBOR plus 0.50%)	$4,316,182	$1,263,266	$—	$1,263,266
Deutsche Telekom	Goldman Sachs	11/15/18	(1 Month LIBOR plus 0.50%)	2,754,830	(24,311)	—	(24,311)
Hochtief AG	Goldman Sachs	01/18/18	1 Month LIBOR minus 0.50%	(2,831,981)	(746,965)	—	(746,965)
Schlumberger	Goldman Sachs	05/24/18	(1 Month LIBOR plus 0.50%)	2,693,186	(441,185)	—	(441,185)
T-Mobile	Goldman Sachs	11/15/18	1 Month LIBOR minus 0.50%	(1,271,475)	28,690	—	28,690

				$5,660,742	$79,495	$—	$79,495

ADR — American Depositary Receipt

Cl — Class

LIBOR — London Interbank Offered Rate

Ltd. — Limited

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND
OCTOBER 31, 2017

The following is a summary of inputs used as of October 31, 2017 in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
China	$6,098,500	$—	$—	$6,098,500
France	9,958,102	—	—	9,958,102
Germany	6,262,071	—	—	6,262,071
India	3,603,600	—	—	3,603,600
Japan	3,395,000	—	—	3,395,000
Netherlands	12,768,000	—	—	12,768,000
Spain	2,818,016	—	—	2,818,016
United Kingdom	16,662,538	—	—	16,662,538
United States	45,121,380	—	—	45,121,380

Total Common Stock	106,687,207	—	—	106,687,207

Total Investments in Securities	$106,687,207	$—	$—	$106,687,207

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Equity Option	$643,800	$—	$—	$643,800
Equity Swaps‡
Unrealized Appreciation	—	1,291,956	—	1,291,956
Unrealized Depreciation	—	(1,212,461)	—	(1,212,461)

Total Other Financial Instruments	$643,800	$79,495	$—	$723,295

‡	Equity swaps are valued at the unrealized appreciation (depreciation) of the instruments.

For the period ended October 31, 2017, there were no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES
	Opportunity Fund	SMID Fund
Assets:
Cost of securities	$276,830,065	$26,030,521

Investments in securities at value	$345,991,858	$31,429,123
Cash	4,556,601	2,545,552
Receivable for investment securities sold	3,791,776	—
Receivable for capital shares sold	21,737	45,687
Dividends receivable	169,387	14,234
Receivable for dividend tax reclaim	4,400	—
Prepaid expenses	16,846	15,828

Total Assets	354,552,605	34,050,424

Liabilities:
Payable for investment securities purchased	7,533,411	—
Payable for capital shares redeemed	258,668	46,035
Investment Adviser fees payable	196,064	2,673
Shareholder servicing fees payable	164,891	29,545
Audit fees payable	24,275	24,275
Payable due to administrator	12,930	1,250
Payable due to trustees	1,370	133
Chief Compliance Officer fees payable	600	420
Other accrued expenses	31,354	11,020

Total Liabilities	8,223,563	115,351

Net Assets	$346,329,042	$33,935,073

Net Assets:
Paid-in Capital	$237,085,658	$29,468,943
Undistributed net investment income	2,399,787	90,575
Accumulated net realized gain (loss) on investments	37,681,804	(1,023,047)
Net unrealized appreciation on investments	69,161,793	5,398,602

Net Assets	$346,329,042	$33,935,073

Investor Class Shares:
Net Assets	$170,495,100	$30,231,194
Total shares outstanding at end of period	6,474,386	1,841,528
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$26.33	$16.42
Institutional Class Shares:
Net Assets	$175,833,942	$3,703,879
Total shares outstanding at end of period	6,684,710	225,697
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$26.30	$16.41

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES
	Small Cap Fund	International Equity Fund
Assets:
Cost of securities	$263,523,703	$2,928,905,425

Investments in securities at value	$295,328,086	$3,424,570,489
Cash	4,642,475	166,358,937
Receivable for investment securities sold	—	5,115,270
Receivable for capital shares sold	102,802	7,405,998
Dividends receivable	97,193	7,166,847
Receivable for dividend tax reclaim	—	4,648,520
Prepaid expenses	20,259	53,271

Total Assets	300,190,815	3,615,319,332

Liabilities:
Payable for investment securities purchased	—	30,197,189
Payable for capital shares redeemed	1,853,990	2,085,317
Investment Adviser fees payable	265,471	2,566,471
Shareholder servicing fees payable	78,929	162,512
Audit fees payable	24,275	24,275
Payable due to administrator	12,126	132,227
Payable due to trustees	1,186	14,102
Chief Compliance Officer fees payable	573	2,454
Other accrued expenses	28,182	365,667

Total Liabilities	2,264,732	35,550,214

Net Assets	$297,926,083	$3,579,769,118

Net Assets:
Paid-in Capital	$256,513,435	$3,013,906,554
Undistributed net investment income/(accumulated net investment loss)	(349,680)	48,003,819
Accumulated net realized gain on investments	9,957,945	22,057,362
Net unrealized appreciation on investments	31,804,383	495,665,064
Net unrealized appreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	136,319

Net Assets	$297,926,083	$3,579,769,118

Investor Class Shares:
Net Assets	$99,220,523	$1,665,962,038
Total shares outstanding at end of period	5,122,223	58,842,056
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$19.37	$28.31
Institutional Class Shares:
Net Assets	$198,705,560	$1,913,807,080
Total shares outstanding at end of period	10,019,866	67,387,412
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$19.83	$28.40

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES
	International Small Cap Fund	Global Equity Fund
Assets:
Cost of securities	$1,714,605	$11,438,049

Investments in securities at value	$1,963,012	$13,669,305
Cash	78,208	589,792
Foreign Cash (Cost $20,025 and $—, respectively)	20,038	—
Receivable for investment securities sold	—	6,898
Receivable for capital shares sold	277	298
Receivable due from Investment Adviser	23,203	10,492
Dividends receivable	1,287	22,354
Receivable for dividend tax reclaim	418	9,296
Prepaid expenses	13,371	15,233

Total Assets	2,099,814	14,323,668

Liabilities:
Payable for capital shares redeemed	—	60,554
Audit fees payable	24,275	24,275
Shareholder servicing fees payable	1,271	15,623
Chief Compliance Officer fees payable	401	408
Payable due to administrator	76	526
Payable due to trustees	8	56
Other accrued expenses	9,908	7,405

Total Liabilities	35,939	108,847

Net Assets	$2,063,875	$14,214,821

Net Assets:
Paid-in Capital	$1,675,688	$11,487,835
Undistributed net investment income	16,753	162,454
Accumulated net realized gain on investments	123,004	333,276
Net unrealized appreciation on investments	248,407	2,231,256
Net unrealized appreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	23	—

Net Assets	$2,063,875	$14,214,821

Investor Class Shares:
Net Assets	N/A	$14,214,821
Total shares outstanding at end of period	N/A	1,070,945
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	N/A	$13.27
Institutional Class Shares:
Net Assets	$2,063,875	N/A
Total shares outstanding at end of period	162,729	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$12.68	N/A

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

STATEMENT OF ASSETS AND LIABILITIES
Global Ultra Focus Fund
Assets:
Cost of securities	$95,962,066
Cost of purchased equity options	715,800

Investments in securities at value	$106,687,207
Purchased equity options at value	643,800
Cash	3,836,334
Unrealized appreciation on equity swaps	1,291,956
Receivable for investment securities sold	744,653
Dividends receivable	51,237
Receivable for dividend tax reclaim	50,762
Receivable for capital shares sold	31,191
Prepaid expenses	13,688

Total Assets	113,350,828

Liabilities:
Unrealized depreciation on equity swaps	1,212,461
Shareholder servicing fees payable	109,548
Investment Adviser fees payable	70,681
Payable for capital shares redeemed	55,616
Audit fees payable	24,275
Payable due to administrator	4,176
Chief Compliance Officer fees payable	465
Payable due to trustees	443
Other accrued expenses	13,081

Total Liabilities	1,490,746

Net Assets	$111,860,082

Net Assets:
Paid-in Capital	$123,233,125
Undistributed net investment income	338,881
Accumulated net realized loss on investments	(22,437,144)
Net unrealized appreciation on investments	10,725,141
Net unrealized depreciation on purchased equity options	(72,000)
Net unrealized appreciation on equity swaps	79,495
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(7,416)

Net Assets	$111,860,082

Investor Class Shares:
Net Assets	$111,860,082
Total shares outstanding at end of period	5,685,731
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$19.67

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR OR PERIOD ENDED
OCTOBER 31, 2017 and APRIL 30, 2017

STATEMENTS OF OPERATIONS
	Opportunity Fund		SMID Fund
	Period ended October 31, 2017(1)	Year ended April 30, 2017	Period ended October 31, 2017(1)	Year ended April 30, 2017

Investment Income
Dividends	$3,403,396	$9,074,912	$231,737	$525,369
Less: Foreign Taxes Withheld	(51,465)	(161,057)	—	—

Total Investment Income	3,351,931	8,913,855	231,737	525,369

Expenses
Investment Advisory Fees	1,303,745	3,322,570	149,236	310,086
Shareholder Servicing Fees – Investor Class Shares	173,151	516,665	—	16,138
Administration Fees	76,504	197,964	7,299	14,810
Trustees’ Fees	3,076	7,106	295	540
Chief Compliance Officer Fees	768	1,649	237	332
Transfer Agent Fees	42,500	94,597	24,183	49,721
Printing Fees	13,283	39,484	2,371	4,820
Audit Fees	24,275	24,204	24,275	24,204
Registration & Filing Fees	19,568	42,434	16,471	31,366
Custodian Fees	9,123	22,690	2,917	5,000
Legal Fees	3,695	11,910	364	866
Pricing Fees	1,029	—	283	—
Other Expenses	6,128	15,287	521	2,369

Total Expenses	1,676,845	4,296,560	228,452	460,252

Less:
Investment Advisory Fees Waiver	(111,763)	(240,533)	(70,941)	(116,875)
Fees Paid Indirectly (Note 3)	(1,158)	(1,442)	(13)	(16)

Net Expenses	1,563,924	4,054,585	157,498	343,361

Net Investment Income	1,788,007	4,859,270	74,239	182,008

Net Realized Gain on Investments	24,889,203	51,821,625	393,469	3,253,634
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,679,580	9,750,938	916,123	3,201,824

Net Gain on Investments	27,568,783	61,572,563	1,309,592	6,455,458

Net Increase in Net Assets from Operations	$29,356,790	$66,431,833	$1,383,831	$6,637,466

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR OR PERIOD ENDED
OCTOBER 31, 2017 and APRIL 30, 2017

STATEMENTS OF OPERATIONS
	Small Cap Fund		International Equity Fund
	Period ended October 31, 2017(1)	Year ended April 30, 2017	Period ended October 31, 2017(1)	Year ended April 30, 2017

Investment Income
Dividends	$2,873,367	$9,558,629	$61,392,305	$90,916,150
Less: Foreign Taxes Withheld	(15,133)	—	(7,187,884)	(8,695,034)

Total Investment Income	2,858,234	9,558,629	54,204,421	82,221,116

Expenses
Investment Advisory Fees	1,960,387	6,263,045	15,369,948	25,808,639
Shareholder Servicing Fees – Investor Class Shares	26,393	556,666	1,025,901	1,499,246
Administration Fees	86,355	279,880	751,587	1,281,384
Trustees’ Fees	2,147	8,283	29,873	45,799
Chief Compliance Officer Fees	588	684	5,782	9,659
Transfer Agent Fees	38,626	89,940	156,256	268,600
Printing Fees	7,497	42,223	107,359	206,844
Audit Fees	24,275	24,204	24,275	24,204
Registration & Filing Fees	19,499	47,107	58,852	225,768
Custodian Fees	8,398	23,701	382,575	664,932
Legal Fees	4,038	16,601	36,614	71,493
Pricing Fees	636	—	14,380	—
Other Expenses	7,603	22,020	44,828	69,748

Total Expenses	2,186,442	7,374,354	18,008,230	30,176,316

Less:
Investment Advisory Fees Waiver	(100,791)	(228,943)	(755,795)	(1,475,723)
Fees Paid Indirectly (Note 3)	(293)	(406)	(1,007)	(922)

Net Expenses	2,085,358	7,145,005	17,251,428	28,699,671

Net Investment Income	772,876	2,413,624	36,952,993	53,521,445

Net Realized Gain (Loss) on Investments	8,702,552	103,058,334	76,492,428	(17,751,303)
Net Realized Loss on Foreign Currency Transactions	—	—	(1,362,143)	(3,497,719)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(880,490)	(17,390,415)	275,406,813	148,560,709
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	191,076	(301)

Net Gain on Investments and Foreign Currency Transactions	7,822,062	85,667,919	350,728,174	127,311,386

Net Increase in Net Assets from Operations	$8,594,938	$88,081,543	$387,681,167	$180,832,831

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR OR PERIOD ENDED
OCTOBER 31, 2017 and APRIL 30, 2017

STATEMENTS OF OPERATIONS
	International Small Cap Fund		Global Equity Fund
	Period ended October 31, 2017(1)	Year ended April 30, 2017	Period ended October 31, 2017(1)	Year ended April 30, 2017

Investment Income
Dividends	$26,627	$38,786	$164,590	$295,384
Less: Foreign Taxes Withheld	(2,763)	(4,907)	(10,797)	(21,308)

Total Investment Income	23,864	33,879	153,793	274,076

Expenses
Investment Advisory Fees	10,190	15,195	62,260	112,094
Shareholder Servicing Fees – Investor Class Shares	—	—	—	18,682
Administration Fees	408	617	3,045	5,564
Trustees’ Fees	16	22	123	199
Chief Compliance Officer Fees	184	230	205	266
Transfer Agent Fees	11,439	22,807	11,994	23,839
Printing Fees	1,259	2,802	1,871	4,262
Audit Fees	24,275	24,204	24,275	24,204
Pricing Fees	10,116	—	292	—
Registration & Filing Fees	9,716	24,800	12,618	27,801
Custodian Fees	5,806	10,435	6,144	10,277
Legal Fees	19	36	146	298
Other Expenses	18	12,280	186	2,052

Total Expenses	73,446	113,428	123,159	229,538

Less:
Investment Advisory Fees Waiver	(10,190)	(15,195)	(57,430)	(92,280)
Reimbursement of other operating expenses	(52,598)	(82,364)	—	—
Fees Paid Indirectly (Note 3)	(5)	(5)	(9)	(9)

Net Expenses	10,653	15,864	65,720	137,249

Net Investment Income	13,211	18,015	88,073	136,827

Net Realized Gain on Investments	62,718	126,429	210,783	150,904
Net Realized Loss on Foreign Currency Transactions	(841)	(269)	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	120,936	45,430	927,113	871,947
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	30	(226)	—	—

Net Gain on Investments and Foreign Currency Transactions	182,843	171,364	1,137,896	1,022,851

Net Increase in Net Assets from Operations	$196,054	$189,379	$1,225,969	$1,159,678

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR OR PERIOD ENDED
OCTOBER 31, 2017 and APRIL 30, 2017

STATEMENTS OF OPERATIONS
	Global Ultra Focus Fund
	Period ended October 31, 2017(1)	Year ended April 30, 2017

Investment Income
Dividends	$1,126,288	$1,825,531
Less: Foreign Taxes Withheld	(73,032)	(81,141)

Total Investment Income	1,053,256	1,744,390

Expenses
Investment Advisory Fees	561,777	1,173,172
Shareholder Servicing Fees – Investor Class Shares	9,205	293,293
Administration Fees	24,727	52,441
Trustees’ Fees	2,237	3,754
Chief Compliance Officer Fees	645	2,186
Transfer Agent Fees	15,882	30,739
Printing Fees	5,997	13,764
Audit Fees	24,275	24,204
Registration & Filing Fees	13,273	24,568
Legal Fees	9,851	3,050
Custodian Fees	5,943	16,772
Pricing Fees	630	—
Other Expenses	4,559	4,486

Total Expenses	679,001	1,642,429

Less:
Investment Advisory Fees Waiver	(49,516)	(59,176)
Fees Paid Indirectly (Note 3)	(187)	(215)

Net Expenses	629,298	1,583,038

Net Investment Income	423,958	161,352

Net Realized Gain (Loss) on Investments	(718,911)	8,303,774
Net Realized Gain on Purchased Equity Options	176,477	705,522
Net Realized Gain (Loss) on Equity Swaps	62,560	(5,727,832)
Net Realized Loss on Foreign Currency Transactions	(44,605)	(201,417)
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,637,667	2,887,478
Net Change in Unrealized Appreciation (Depreciation) on Purchased Equity Options	(461,700)	1,127,394
Net Change in Unrealized Appreciation (Depreciation) on Equity Swaps	210,158	3,070,975
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	8,796	29,550

Net Gain on Investments, Purchased Equity Options, Equity Swaps and Foreign Currency Transactions	4,870,442	10,195,444

Net Increase in Net Assets from Operations	$5,294,400	$10,356,796

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Period Ended October 31, 2017(1)	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$1,788,007	$4,859,270	$9,253,663
Net Realized Gain on Investments	24,889,203	51,821,625	49,802,214
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,679,580	9,750,938	(77,878,415)

Net Increase (Decrease) in Net Assets Resulting from Operations	29,356,790	66,431,833	(18,822,538)

Dividends and Distributions:
Net Investment Income:
Investor Class Shares	—	(3,553,569)	(2,694,611)
Institutional Class Shares	—	(3,511,053)	(5,308,633)
Realized Gains:
Investor Class Shares	—	(13,089,410)	(27,342,504)
Institutional Class Shares	—	(11,344,150)	(40,634,205)

Total Dividends and Distributions	—	(31,498,182)	(75,979,953)

Capital Share Transactions:
Investor Class Shares
Issued	3,337,287	13,337,960	26,539,422
Reinvestment of Dividends	—	12,245,664	20,980,630
Redeemed	(20,573,519)	(95,544,797)	(74,908,215)

Net Decrease in Net Assets from Investor Class Share Transactions	(17,236,232)	(69,961,173)	(27,388,163)

Institutional Class Shares
Issued	2,539,170	22,591,386	63,048,519
Reinvestment of Dividends	—	11,627,964	40,922,254
Redeemed	(17,137,859)	(228,642,232)	(111,274,345)

Net Decrease in Net Assets from Institutional Class Share Transactions	(14,598,689)	(194,422,882)	(7,303,572)

Net Decrease in Net Assets from Capital Share Transactions	(31,834,921)	(264,384,055)	(34,691,735)

Total Decrease in Net Assets	(2,478,131)	(229,450,404)	(129,494,226)
Net Assets:
Beginning of year/period	348,807,173	578,257,577	707,751,803

End of year/period (including undistributed net investment income of $2,399,787, $682,645 and $3,238,358, respectively)	$346,329,042	$348,807,173	$578,257,577

Share Transactions:
Investor Class Shares
Issued	134,189	558,111	1,100,378
Reinvestment of Dividends	—	504,746	914,083
Redeemed	(816,336)	(4,020,082)	(3,085,741)

Total Decrease in Investor Class Shares	(682,147)	(2,957,225)	(1,071,280)

Institutional Class Shares
Issued	102,093	960,937	2,646,676
Reinvestment of Dividends	—	480,103	1,784,530
Redeemed	(690,842)	(9,595,664)	(4,708,270)

Total Decrease in Institutional Class Shares	(588,749)	(8,154,624)	(277,064)

Net Decrease in Shares Outstanding	(1,270,896)	(11,111,849)	(1,348,344)

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Period Ended October 31, 2017(1)	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$74,239	$182,008	$40,051
Net Realized Gain (Loss) on Investments	393,469	3,253,634	(4,579,329)
Net Change in Unrealized Appreciation (Depreciation) on Investments	916,123	3,201,824	(258,711)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,383,831	6,637,466	(4,797,989)

Dividends and Distributions:
Net Investment Income:
Investor Class Shares	—	(162,500)	(30,770)
Institutional Class Shares	—	(3,818)	(994)
Realized Gains:
Investor Class Shares	—	—	(97,646)
Institutional Class Shares	—	—	(1,501)

Total Dividends and Distributions	—	(166,318)	(130,911)

Capital Share Transactions:
Investor Class Shares
Issued	4,589,168	7,514,730	22,736,794
Reinvestment of Dividends	—	161,747	128,039
Redemption Fees – Note 2	—	—	360
Redeemed	(4,966,760)	(23,096,196)	(17,363,148)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(377,592)	(15,419,719)	5,502,045

Institutional Class Shares
Issued	34,259	2,887,409	201,391
Reinvestment of Dividends	—	3,818	2,496
Redemption Fees – Note 2	—	—	11
Redeemed	(76,885)	(187,727)	(62,805)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(42,626)	2,703,500	141,093

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(420,218)	(12,716,219)	5,643,138

Total Increase (Decrease) in Net Assets	963,613	(6,245,071)	714,238
Net Assets:
Beginning of year/period	32,971,460	39,216,531	38,502,293

End of year/period (including undistributed (distributions in excess of) net investment income of $90,575, $13,419 and $(3,481), respectively)	$33,935,073	$32,971,460	$39,216,531

Share Transactions:
Investor Class Shares
Issued	287,226	522,310	1,686,746
Reinvestment of Dividends	—	10,698	9,841
Redeemed	(312,371)	(1,651,274)	(1,337,183)

Total Increase (Decrease) in Investor Class Shares	(25,145)	(1,118,266)	359,404

Institutional Class Shares
Issued	2,162	187,148	15,210
Reinvestment of Dividends	—	253	192
Redeemed	(4,759)	(14,308)	(4,941)

Total Increase (Decrease) in Institutional Class Shares	(2,597)	173,093	10,461

Net Increase (Decrease) in Shares Outstanding	(27,742)	(945,173)	369,865

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Period Ended October 31, 2017(1)	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$772,876	$2,413,624	$458,841
Net Realized Gain (Loss) on Investments	8,702,552	103,058,334	(94,265,092)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(880,490)	(17,390,415)	(53,765,278)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,594,938	88,081,543	(147,571,529)

Dividends and Distributions:
Net Investment Income:
Investor Class Shares	—	—	(2,608,566)
Institutional Class Shares	—	—	(5,744,147)
Realized Gains:
Investor Class Shares	—	—	(26,899,247)
Institutional Class Shares	—	—	(44,669,819)

Total Dividends and Distributions	—	—	(79,921,779)

Capital Share Transactions:
Investor Class Shares
Issued	5,622,592	27,078,120	67,877,543
Reinvestment of Dividends	—	—	25,584,785
Redemption Fees – Note 2	553	3,935	10,209
Redeemed	(30,919,502)	(247,086,794)	(172,539,157)

Net Decrease in Net Assets from Investor Class Share Transactions	(25,296,357)	(220,004,739)	(79,066,620)

Institutional Class Shares
Issued	15,945,635	82,915,561	136,784,593
Reinvestment of Dividends	—	—	48,363,838
Redemption Fees – Note 2	1,444	30,728	23,113
Redeemed	(188,974,098)	(250,318,304)	(287,525,589)

Net Decrease in Net Assets from Institutional Class Share Transactions	(173,027,019)	(167,372,015)	(102,354,045)

Net Decrease in Net Assets from Capital Share Transactions	(198,323,376)	(387,376,754)	(181,420,665)

Total Decrease in Net Assets	(189,728,438)	(299,295,211)	(408,913,973)
Net Assets:
Beginning of year/period	487,654,521	786,949,732	1,195,863,705

End of year/period (including distributions in excess of net investment income/accumulated net investment loss of $(349,680), $(2,303,980) and $(5,958,031), respectively)	$297,926,083	$487,654,521	$786,949,732

Share Transactions:
Investor Class Shares
Issued	304,845	1,591,058	3,912,449
Reinvestment of Dividends	—	—	1,506,041
Redeemed	(1,680,781)	(14,020,284)	(9,892,232)

Total Decrease in Investor Class Shares	(1,375,936)	(12,429,226)	(4,473,742)

Institutional Class Shares
Issued	843,478	4,460,749	7,652,724
Reinvestment of Dividends	—	—	2,786,106
Redeemed	(10,007,309)	(13,885,572)	(16,770,867)

Total Decrease in Institutional Class Shares	(9,163,831)	(9,424,823)	(6,332,037)

Net Decrease in Shares Outstanding	(10,539,767)	(21,854,049)	(10,805,779)

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Period Ended October 31, 2017(1)	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$36,952,993	$53,521,445	$20,616,356
Net Realized Gain (Loss) on Investments	76,492,428	(17,751,303)	(28,903,755)
Net Realized Loss on Foreign Currency Transactions	(1,362,143)	(3,497,719)	(2,704,182)
Net Change in Unrealized Appreciation (Depreciation) on Investments	275,406,813	148,560,709	44,540,830
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	191,076	(301)	(29,715)

Net Increase in Net Assets Resulting from Operations	387,681,167	180,832,831	33,519,534

Dividends and Distributions:
Net Investment Income:
Investor Class Shares	—	(21,377,398)	(2,115,754)
Institutional Class Shares	—	(28,536,573)	(3,678,575)
Realized Gains:
Investor Class Shares	—	—	(1,002,672)
Institutional Class Shares	—	—	(1,581,948)

Total Dividends and Distributions	—	(49,913,971)	(8,378,949)

Capital Share Transactions:
Investor Class Shares
Issued	290,875,297	736,804,652	1,386,516,675
Reinvestment of Dividends	—	16,549,732	2,588,928
Redemption Fees – Note 2	16,937	77,990	105,121
Redeemed	(213,592,090)	(794,036,611)	(186,508,224)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	77,300,144	(40,604,237)	1,202,702,500

Institutional Class Shares
Issued	244,427,602	1,166,625,654	923,579,372
Reinvestment of Dividends	—	19,848,489	2,947,944
Redemption Fees – Note 2	32,243	443,506	194,013
Redeemed	(266,643,818)	(616,732,400)	(117,034,894)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(22,183,973)	570,185,249	809,686,435

Net Increase in Net Assets from Capital Share Transactions	55,116,171	529,581,012	2,012,388,935

Total Increase in Net Assets	442,797,338	660,499,872	2,037,529,520
Net Assets:
Beginning of year/period	3,136,971,780	2,476,471,908	438,942,388

End of year/period (including undistributed net investment income of $48,003,819, $13,218,398 and $13,108,643, respectively)	$3,579,769,118	$3,136,971,780	$2,476,471,908

Share Transactions:
Investor Class Shares
Issued	10,856,445	30,655,526	59,053,135
Reinvestment of Dividends	—	694,200	104,902
Redeemed	(7,917,788)	(33,043,419)	(7,831,745)

Total Increase (Decrease) in Investor Class Shares	2,938,657	(1,693,693)	51,326,292

Institutional Class Shares
Issued	9,042,628	48,461,017	38,429,248
Reinvestment of Dividends	—	830,828	119,242
Redeemed	(9,907,137)	(25,437,599)	(4,842,731)

Total Increase (Decrease) in Institutional Class Shares	(864,509)	23,854,246	33,705,759

Net Increase in Shares Outstanding	2,074,148	22,160,553	85,032,051

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Period Ended October 31, 2017(1)	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$13,211	$18,015	$3,143
Net Realized Gain (Loss) on Investments	62,718	126,429	(54,008)
Net Realized Loss on Foreign Currency Transactions	(841)	(269)	(2,660)
Net Change in Unrealized Appreciation (Depreciation) on Investments	120,936	45,430	10,330
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	30	(226)	184

Net Increase (Decrease) in Net Assets Resulting from Operations	196,054	189,379	(43,011)

Dividends and Distributions:
Net Investment Income	—	(15,701)	(665)
Realized Gains	—	(9,204)	(2,364)

Total Dividends and Distributions	—	(24,905)	(3,029)

Capital Share Transactions:
Issued	321,436	45,519	141,638
Reinvestment of Dividends	—	24,905	3,029
Redeemed	(5,442)	(49,520)	(2,175)

Net Increase in Net Assets from Capital Share Transactions	315,994	20,904	142,492

Total Increase in Net Assets	512,048	185,378	96,452
Net Assets:
Beginning of year/period	1,551,827	1,366,449	1,269,997

End of year/period (including undistributed (distributions in excess of) net investment income of $16,753, $4,738 and $(545), respectively)	$2,063,875	$1,551,827	$1,366,449

Share Transactions:
Issued	26,590	4,539	14,539
Reinvestment of Dividends	—	2,526	304
Redeemed	(436)	(4,848)	(209)

Net Increase in Shares Outstanding	26,154	2,217	14,634

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Period Ended October 31, 2017(1)	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$88,073	$136,827	$38,713
Net Realized Gain on Investments	210,783	150,904	71,681
Net Change in Unrealized Appreciation (Depreciation) on Investments	927,113	871,947	207,269

Net Increase in Net Assets Resulting from Operations	1,225,969	1,159,678	317,663

Dividends and Distributions:
Net Investment Income	—	(87,988)	(13,437)
Realized Gains	—	(33,002)	(174,196)

Total Dividends and Distributions	—	(120,990)	(187,633)

Capital Share Transactions:
Issued	612,961	7,659,043	7,565,382
Reinvestment of Dividends	—	120,989	187,627
Redemption Fees – Note 2	—	15	222
Redeemed	(1,276,398)	(4,130,259)	(992,872)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(663,437)	3,649,788	6,760,359

Total Increase in Net Assets	562,532	4,688,476	6,890,389
Net Assets:
Beginning of year/period	13,652,289	8,963,813	2,073,424

End of year/period (including undistributed net investment income of $162,454, $74,381 and $25,542, respectively)	$14,214,821	$13,652,289	$8,963,813

Share Transactions:
Issued	48,199	672,124	713,916
Reinvestment of Dividends	—	10,333	16,558
Redeemed	(102,146)	(357,678)	(90,709)

Net Increase (Decrease) in Shares Outstanding	(53,947)	324,779	639,765

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Period Ended October 31, 2017(1)	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations:
Net Investment Income	$423,958	$161,352	$308,496
Net Realized Gain (Loss) on Investments and Purchased Equity Options	(542,434)	9,009,296	2,187,779
Net Realized Gain (Loss) on Equity Swaps	62,560	(5,727,832)	(3,225,222)
Net Realized Loss on Foreign Currency Transactions	(44,605)	(201,417)	(79,873)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Equity Swaps and Purchased Equity Options	5,386,125	7,085,847	(15,737,100)
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	8,796	29,550	(24,509)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,294,400	10,356,796	(16,570,429)

Dividends and Distributions:
Net Investment Income	—	(278,587)	—

Total Dividends and Distributions	—	(278,587)	—

Capital Share Transactions:
Issued	1,790,403	6,885,940	25,630,534
Reinvestment of Dividends	—	268,927	—
Redemption Fees – Note 2	989	9,501	28,262
Redeemed	(8,210,458)	(35,427,689)	(28,967,803)

Net Decrease in Net Assets from Capital Share Transactions	(6,419,066)	(28,263,321)	(3,309,007)

Total Decrease in Net Assets	(1,124,666)	(18,185,112)	(19,879,436)
Net Assets:
Beginning of year/period	112,984,748	131,169,860	151,049,296

End of year/period (including undistributed (distributions in excess of) net investment income of $338,881, $(40,472) and $278,180, respectively)	$111,860,082	$112,984,748	$131,169,860

Share Transactions:
Issued	93,285	395,565	1,412,301
Reinvestment of Dividends	—	14,381	—
Redeemed	(429,747)	(2,049,928)	(1,639,247)

Net Decrease in Shares Outstanding	(336,462)	(1,639,982)	(226,946)

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
Opportunity Fund	Period October 31, 2017(1)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$24.20		$22.67	$26.34	$24.13	$20.45	$17.90
Income (Loss) from Operations:
Net Investment Income(2)	0.12		0.22	0.31	0.13	0.19	0.19
Net Realized and Unrealized Gain (Loss)	2.01		3.25	(0.99)	2.28	3.71	2.55

Total from Operations	2.13		3.47	(0.68)	2.41	3.90	2.74

Dividends and Distributions:
Net Investment Income	—		(0.40)	(0.25)	(0.20)	(0.22)	(0.19)
Net Realized Gain	—		(1.54)	(2.74)	—	—	—

Total Dividends and Distributions	—		(1.94)	(2.99)	(0.20)	(0.22)	(0.19)

Net Asset Value, End of Year/Period	$26.33		$24.20	$22.67	$26.34	$24.13	$20.45

Total Return†	8.80%		15.41%	(2.61)%	10.03%	19.14%	15.51%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$170,495		$173,177	$229,255	$294,656	$464,209	$496,247
Ratio of Expenses to Average Net Assets	1.00	%*	1.05%	1.11%	1.20%	1.20%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.06	%*	1.10%	1.17%	1.26%	1.28%	1.31%
Ratio of Net Investment Income to Average Net Assets	0.93	%*	0.93%	1.30%	0.51%	0.85%	1.08%
Portfolio Turnover Rate	16	%**	46%	55%	64%	58%	64%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
Opportunity Fund	Period October 31, 2017(1)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$24.15		$22.62	$26.30	$24.11	$20.43	$17.91
Income (Loss) from Operations:
Net Investment Income(2)	0.14		0.29	0.38	0.19	0.25	0.24
Net Realized and Unrealized Gain (Loss)	2.01		3.24	(1.00)	2.28	3.71	2.54

Total from Operations	2.15		3.53	(0.62)	2.47	3.96	2.78

Dividends and Distributions:
Net Investment Income	—		(0.46)	(0.32)	(0.28)	(0.28)	(0.26)
Net Realized Gain	—		(1.54)	(2.74)	—	—	—

Total Dividends and Distributions	—		(2.00)	(3.06)	(0.28)	(0.28)	(0.26)

Net Asset Value, End of Year/Period	$26.30		$24.15	$22.62	$26.30	$24.11	$20.43

Total Return†	8.90%		15.73%	(2.38)%	10.28%	19.46%	15.76%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$175,834		$175,630	$349,003	$413,096	$357,067	$282,857
Ratio of Expenses to Average Net Assets	0.80	%*	0.80%	0.86%	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	0.86	%*	0.85%	0.92%	1.01%	1.03%	1.06%
Ratio of Net Investment Income to Average Net Assets	1.13	%*	1.24%	1.57%	0.76%	1.09%	1.33%
Portfolio Turnover Rate	16	%**	46%	55%	64%	58%	64%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
SMID Fund	Period October 31, 2017(1)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$15.74		$12.90	$14.42	$13.39	$10.85	$9.56
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.04		0.08	0.01	0.05	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss)	0.64		2.84	(1.49)	1.14	3.22	1.30

Total from Operations	0.68		2.92	(1.48)	1.19	3.20	1.29

Dividends and Distributions:
Net Investment Income	—		(0.08)	(0.01)	(0.05)	—	—
Net Realized Gain	—		—	(0.03)	(0.11)	(0.66)	—

Total Dividends and Distributions	—		(0.08)	(0.04)	(0.16)	(0.66)	—

Redemption Fees(2)	—		—	0.00 (3)	0.00 (3)	—	—

Net Asset Value, End of Year/Period	$16.42		$15.74	$12.90	$14.42	$13.39	$10.85

Total Return†	4.32%		22.66%	(10.27)%	8.97%	29.95%	13.49%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$30,231		$29,379	$38,505	$37,857	$2,998	$1,814
Ratio of Expenses to Average Net Assets	0.95	%*	1.04%	1.10%	1.18%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.38	%*	1.39%	1.43%	1.63%	4.41%	7.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.45	%*	0.55%	0.10%	0.39%	(0.14)%	(0.16)%
Portfolio Turnover Rate	13	%**	48%	78%	72%	71%	105%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
SMID Fund	Period October 31, 2017(1)		Year Ended April 30,		November 3, 2014* to April 30, 2015
			2017	2016
Net Asset Value, Beginning of Year/Period	$15.73		$12.89	$14.42	$13.91
Income (Loss) from Operations:
Net Investment Income(2)	0.04		0.06	0.02	0.02
Net Realized and Unrealized Gain (Loss)	0.64		2.87	(1.50)	0.65

Total from Operations	0.68		2.93	(1.48)	0.67

Dividends and Distributions:
Net Investment Income	—		(0.09)	(0.02)	(0.05)
Net Realized Gain	—		—	(0.03)	(0.11)

Total Dividends and Distributions	—		(0.09)	(0.05)	(0.16)

Redemption Fees(2)	—		—	0.00 (3)	—

Net Asset Value, End of Year/Period	$16.41		$15.73	$12.89	$14.42

Total Return†	4.32%		22.73%	(10.27)%	4.92%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$3,704		$3,592	$712	$645
Ratio of Expenses to Average Net Assets	0.95	%**	0.97%	1.05%	1.05	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.38	%**	1.34%	1.38%	1.54	%**
Ratio of Net Investment Income to Average Net Assets	0.45	%**	0.40%	0.15%	0.26	%**
Portfolio Turnover Rate	13	%***	48%	78%	72	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
Small Cap Fund	Period October 31, 2017(1)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$18.66		$16.35	$20.26	$22.41	$20.13	$18.76
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.03		0.04	(0.02)	0.01	(0.08)	(0.07)
Net Realized and Unrealized Gain (Loss)	0.68		2.27	(2.47)	0.67	5.02	1.72

Total from Operations	0.71		2.31	(2.49)	0.68	4.94	1.65

Dividends and Distributions:
Net Investment Income	—		—	(0.13)	—	—	—
Net Realized Gain	—		—	(1.29)	(2.83)	(2.66)	(0.28)

Total Dividends and Distributions	—		—	(1.42)	(2.83)	(2.66)	(0.28)

Redemption Fees(2)(3)	0.00		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year/Period	$19.37		$18.66	$16.35	$20.26	$22.41	$20.13

Total Return†	3.80%		14.13%	(12.51)%	4.01%	25.13%	8.96%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$99,220		$121,257	$309,441	$474,040	$627,861	$849,731
Ratio of Expenses to Average Net Assets	1.10	%*	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.15	%*	1.33%	1.35%	1.36%	1.40%	1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.35	%*	0.24%	(0.11)%	0.05%	(0.35)%	(0.38)%
Portfolio Turnover Rate	26	%**	54%	59%	69%	67%	71%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
Small Cap Fund	Period October 31, 2017(1)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$19.10		$16.69	$20.66	$22.74	$20.34	$18.90
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.04		0.08	0.03	0.07	(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss)	0.69		2.33	(2.53)	0.68	5.09	1.75

Total from Operations	0.73		2.41	(2.50)	0.75	5.06	1.72

Dividends and Distributions:
Net Investment Income	—		—	(0.18)	—	—	—
Net Realized Gain	—		—	(1.29)	(2.83)	(2.66)	(0.28)

Total Dividends and Distributions	—		—	(1.47)	(2.83)	(2.66)	(0.28)

Redemption Fees(2)(3)	0.00		0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year/Period	$19.83		$19.10	$16.69	$20.66	$22.74	$20.34

Total Return†	3.82%		14.44%	(12.30)%	4.27%	25.48%	9.27%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$198,706		$366,398	$477,509	$721,824	$725,099	$519,452
Ratio of Expenses to Average Net Assets	1.05	%*	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.10	%*	1.09%	1.10%	1.11%	1.15%	1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.41	%*	0.46%	0.14%	0.31%	(0.12)%	(0.15)%
Portfolio Turnover Rate	26	%**	54%	59%	69%	67%	71%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
International Equity Fund	Period October 31, 2017(1)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$25.23		$24.26	$25.86	$24.88	$21.77	$19.54
Income (Loss) from Operations:
Net Investment Income(2)	0.28		0.47	0.50	0.33	0.56	0.25
Net Realized and Unrealized Gain (Loss)	2.80		0.90	(1.91)	0.99	2.61	2.29

Total from Operations	3.08		1.37	(1.41)	1.32	3.17	2.54

Dividends and Distributions:
Net Investment Income	—		(0.40)	(0.12)	(0.35)	(0.06)	(0.31)
Net Realized Gain	—		—	(0.07)	—	—	—

Total Dividends and Distributions	—		(0.40)	(0.19)	(0.35)	(0.06)	(0.31)

Redemption Fees(2)	0.00	(3)	0.00 (3)	0.00 (3)	0.01	0.00 (3)	0.00 (3)

Net Asset Value, End of Year/Period	$28.31		$25.23	$24.26	$25.86	$24.88	$21.77

Total Return†	12.21%		5.75%	(5.45)%	5.52%	14.56%	13.12%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$1,665,962		$1,410,600	$1,397,228	$162,146	$133,850	$30,615
Ratio of Expenses to Average Net Assets	1.08	%*	1.06%	1.08%	1.09%	1.20%	1.23%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.12	%*	1.11%	1.12%	1.18%	1.45%	1.70%
Ratio of Net Investment Income to Average Net Assets	2.08	%*	1.94%	2.08%	1.34%	2.30%	1.29%
Portfolio Turnover Rate	26	%**	57%	39%	49%	58%	75%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
International Equity Fund	Period October 31, 2017(1)		Year Ended April 30,				November 30, 2012* to April 30, 2013
			2017	2016	2015	2014
Net Asset Value, Beginning of Year/Period	$25.29		$24.31	$25.89	$24.93	$21.79	$19.85
Income (Loss) from Operations:
Net Investment Income(2)	0.31		0.43	0.44	0.33	0.68	0.18
Net Realized and Unrealized Gain (Loss)	2.80		0.96	(1.82)	1.03	2.56	2.07

Total from Operations	3.11		1.39	(1.38)	1.36	3.24	2.25

Dividends and Distributions:
Net Investment Income	—		(0.42)	(0.14)	(0.40)	(0.10)	(0.31)
Net Realized Gain	—		—	(0.07)	—	—	—

Total Dividends and Distributions	—		(0.42)	(0.21)	(0.40)	(0.10)	(0.31)

Redemption Fees(2)	0.00	(3)	0.01	0.01	0.00 (3)	0.00 (3)	0.00	(3)

Net Asset Value, End of Year/Period	$28.40		$25.29	$24.31	$25.89	$24.93	$21.79

Total Return†	12.30%		5.87%	(5.30)%	5.65%	14.84%	11.48%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$1,913,807		$1,726,372	$1,079,244	$276,796	$158,408	$8,243
Ratio of Expenses to Average Net Assets	0.95	%**	0.95%	0.95%	0.95%	0.95%	0.95	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.99	%**	1.00%	1.02%	1.04%	1.17%	1.59	%**
Ratio of Net Investment Income to Average Net Assets	2.24	%**	1.79%	1.80%	1.35%	2.77%	2.04	%**
Portfolio Turnover Rate	26	%***	57%	39%	49%	58%	75	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
International Small Cap Fund	Period October 31, 2017(1)		Year Ended April 30,		November 18, 2014* to April 30, 2015
			2017	2016
Net Asset Value, Beginning of Year/Period	$11.36		$10.17	$10.61	$10.00
Income (Loss) from Operations:
Net Investment Income(2)	0.09		0.13	0.03	—
Net Realized and Unrealized Gain (Loss)	1.23		1.25	(0.44)	0.61

Total from Operations	1.32		1.38	(0.41)	0.61

Dividends and Distributions:
Net Investment Income	—		(0.12)	(0.01)	—
Net Realized Gain	—		(0.07)	(0.02)	—

Total Dividends and Distributions	—		(0.19)	(0.03)	—

Net Asset Value, End of Year/Period	$12.68		$11.36	$10.17	$10.61

Total Return†	11.62%		13.83%	(3.91)%	6.10%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$2,064		$1,552	$1,366	$1,270
Ratio of Expenses to Average Net Assets	1.15	%**	1.15%	1.40%	1.40	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	7.93	%**	8.20%	9.44%	15.61	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	1.43	%**	1.30%	0.26%	(0.06	)%**
Portfolio Turnover Rate	26	%***	49%	54%	16	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
Global Equity Fund	Period October 31, 2017(1)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$12.14		$11.20	$12.93	$13.43	$12.49	$11.07
Income (Loss) from Operations:
Net Investment Income(2)	0.08		0.13	0.14	0.07	0.21	0.09
Net Realized and Unrealized Gain (Loss)	1.05		0.92	(0.84)	0.83	1.98	1.63

Total from Operations	1.13		1.05	(0.70)	0.90	2.19	1.72

Dividends and Distributions:
Net Investment Income	—		(0.08)	(0.07)	(0.19)	(0.05)	(0.10)
Net Realized Gain	—		(0.03)	(0.96)	(1.21)	(1.20)	(0.20)

Total Dividends and Distributions	—		(0.11)	(1.03)	(1.40)	(1.25)	(0.30)

Redemption Fees(2)	—		0.00 (3)	0.00 (3)	—	—	0.00 (3)

Net Asset Value, End of Year/Period	$13.27		$12.14	$11.20	$12.93	$13.43	$12.49

Total Return†	9.31%		9.35%	(5.51)%	7.85%	17.96%	16.00%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$14,215		$13,652	$8,964	$2,073	$1,983	$1,413
Ratio of Expenses to Average Net Assets	0.95	%*	1.10%	1.20%	1.23%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.78	%*	1.84%	3.71%	5.30%	5.77%	9.89%
Ratio of Net Investment Income to Average Net Assets	1.27	%*	1.10%	1.20%	0.54%	1.59%	0.77%
Portfolio Turnover Rate	21	%**	60%	59%	63%	67%	70%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL ULTRA
FOCUS FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
Global Ultra Focus Fund	Period October 31, 2017(1)		Year Ended April 30,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$18.76		$17.12	$19.15	$17.79	$12.36	$10.94
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.07		0.02	0.04	(0.02)	0.01	0.01
Net Realized and Unrealized Gain (Loss)	0.84		1.66	(2.07)	1.61	5.42	1.41

Total from Operations	0.91		1.68	(2.03)	1.59	5.43	1.42

Dividends and Distributions:
Net Investment Income	—		(0.04)	—	(0.25)	—	—
Net Realized Gain	—		—	—	—	—	—
Return of Capital	—		—	—	0.00 (3)	—	—

Total Dividends and Distributions	—		(0.04)	—	(0.25)	—	—

Redemption Fees(2)	0.00	(3)	0.00 (3)	0.00 (3)	0.02	0.00 (3)	0.00 (3)

Net Asset Value, End of Year/Period	$19.67		$18.76	$17.12	$19.15	$17.79	$12.36

Total Return†	4.85%		9.83%	(10.60)%	9.27%	43.93%	12.98%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$111,860		$112,985	$131,170	$151,049	$196,899	$134,748
Ratio of Expenses to Average Net Assets	1.12	%*	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.21	%*	1.40%	1.40%	1.38%	1.39%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.75	%*	0.14%	0.22%	(0.10)%	0.06%	0.12%
Portfolio Turnover Rate	43	%**	72%	115%	163%	167%	85%

*	Annualized.
**	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31 (See Note 1 in Notes to Financial Statements).
(2)	Per share data calculated using the average shares method.
(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

NOTES TO FINANCIAL STATEMENTS
1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 53 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund (collectively the “Funds,” individually a “Fund”), each of which are diversified Funds, except for the Cambiar Ultra Focus Fund which is considered to be non-diversified. The Opportunity Fund and International Equity Fund seek total return and capital preservation. The SMID Fund, Small Cap Fund, International Small Cap Fund, Global Equity Fund and Global Ultra Focus Fund seek long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective August 15, 2017, the Funds changed its fiscal year end to October 31. The previous fiscal year end was April 30.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

The Cambiar International Equity Fund and Cambiar International Small Cap Fund use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Cambiar International Equity Fund and Cambiar International Small Cap Fund value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund and Cambiar International Small Cap Fund shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with fair value procedures established by the Funds’ Board of Trustees.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended October 31, 2017, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to qualify or continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

As of October 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended October 31, 2017, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of October 31, 2017, the Cambiar Global Ultra Focus Fund had open purchased equity option positions.

For the period ended October 31, 2017, the average monthly balances of open purchased equity options were as follows:

Average Market Value for Purchased Options	$803,810

Swap Contracts — The Funds are authorized to enter into various contracts, including total return swaps and equity swap contracts, for the purposes of capitalizing on valuation anomalies that exist in the market. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the swap. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the swap. All of these components are reflected in the market value of the swaps.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Swaps outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of October 31, 2017, the Cambiar Global Ultra Focus Fund has entered into swap contracts as shown on the Schedule of Investments.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

For the period ended October 31, 2017, the average monthly balances of equity swaps were as follows:

Average Long Notional Amount Outstanding	$7,799,798
Average Short Notional Amount Outstanding	$3,277,698
Ending Notional Long Amount Outstanding	$9,764,198
Ending Notional Short Amount Outstanding	$4,103,456

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds’ in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of October 31, 2017, the Cambiar Global Ultra Focus Fund entered into swap agreements with one counterparty.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following table presents the Cambiar Global Ultra Focus Fund’s derivative assets by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral as of October 31, 2017:

Counterparty	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Equity Swaps
Goldman Sachs	$1,291,956	$(1,212,461)	$—	$79,495

Total	$1,291,956	$(1,212,461)	$—	$79,495

The following table presents the Cambiar Global Ultra Focus Fund’s derivative liabilities by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral as of as of October 31, 2017:

Counterparty	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged†	Net Amount
Equity Swaps
Goldman Sachs	$1,212,461	$(1,212,461)	$—	$—

Total	$1,212,461	$(1,212,461)	$—	$—

†	Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

Expenses — Expenses of the Trust can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the period ended October 31, 2017, the Funds retained fees of $0, $0, $1,997, $49,180, $0, $0 and $989, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the period ended October 31, 2017, the Funds paid as follows for these services: $76,504, $7,299, $86,355, $751,587, $408, $3,045 and $24,727 for the Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund, respectively.

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds and the Institutional Share Class of the Cambiar International Small Cap Fund will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets are paid by Cambiar Investors, LLC (the “Adviser”).

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the period ended October 31, 2017, the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap, Cambiar International Equity, Cambiar International Small Cap, Cambiar Global Equity, and Cambiar Global Ultra Focus Funds earned credits of $1,158, $13, $293, $1,007, $5, $9 and $187, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4.	Investment Advisory Agreements:

Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Cambiar Opportunity, Cambiar SMID, Cambiar Small Cap, Cambiar International Equity, Cambiar International Small Cap, Cambiar Global Equity and the Cambiar Global Ultra Focus Funds at an annual rate of 0.75%, 0.90%, 1.00%, 0.90%, 1.10%, 0.90%, and 1.00% respectively, of each Fund’s average daily net assets. Prior to August 28, 2016, the management fee for the Cambiar SMID Fund was 1.00%.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

The Adviser has contractually agreed, through September 1, 2018, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses, and shareholder servicing fees) of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Cambiar Opportunity Fund	0.80%
Cambiar SMID Fund	0.95%*
Cambiar Small Cap Fund	1.05%
Cambiar International Equity Fund	0.95%
Cambiar International Small Cap	1.15%
Cambiar Global Equity Fund	0.95%
Cambiar Global Ultra Focus Fund	1.10%

*	Prior to August 28, 2016, the expense limit for the Cambiar SMID Fund was 1.05%.

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the Adviser during the period ending October 31, 2017.

At October 31, 2017, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until October 31:	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Global Equity Fund	Cambiar Global Ultra Focus Fund
10/31/14-10/31/15	2018	$445,376	$134,940	$572,285	$391,513	$129,132	$85,937	$79,881
10/31/15-10/31/16	2019	296,228	127,282	291,634	1,090,671	90,935	81,325	56,256
10/31/16-10/31/17	2020	217,977	128,083	199,350	1,559,141	114,154	110,550	83,027

		$959,581	$390,305	$1,063,269	$3,041,325	$334,221	$277,812	$219,164

5.	Investment Transactions:

For the period ended October 31, 2017, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Cambiar Opportunity Fund	$52,911,763	$71,756,945
Cambiar SMID Fund	4,165,990	5,544,608
Cambiar Small Cap Fund	101,272,964	298,997,732
Cambiar International Equity Fund	854,632,772	867,255,660
Cambiar International Small Cap Fund	736,429	429,331
Cambiar Global Equity Fund	2,832,509	3,581,497
Cambiar Global Ultra Focus Fund	46,035,993	53,194,491

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. These differences are primarily attributable to partnerships, REIT adjustments, utilization of earnings and profits on shareholder expenses, foreign exchange gain (loss), PFIC adjustments and investments in swaps. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Cambiar Opportunity Fund	$(70,865)	$(1,045,520)	$1,116,385
Cambiar SMID Fund	2,917	(2,917)	—
Cambiar Small Cap Fund	1,181,424	(1,181,424)	—
Cambiar International Equity Fund	(2,167,572)	760,214	1,407,358
Cambiar International Small Cap Fund	(1,196)	1,196	—
Cambiar Global Equity Fund	—	—	—
Cambiar Global Ultra Focus Fund	(44,605)	44,605	—

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years ended April 30, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Cambiar Opportunity Fund
2017	$7,064,622	$24,433,560	$31,498,182
2016	10,774,613	65,205,340	75,979,953
Cambiar SMID Fund
2017	166,318	—	166,318
2016	31,764	99,147	130,911
Cambiar Small Cap Fund
2017	—	—	—
2016	8,352,713	71,569,066	79,921,779
Cambiar International Equity Fund
2017	49,913,971	—	49,913,971
2016	5,797,490	2,581,459	8,378,949
Cambiar International Small Cap Fund
2017	15,700	9,204	24,904
2016	3,029	—	3,029
Cambiar Global Equity Fund
2017	120,990	—	120,990
2016	31,271	156,362	187,633
Cambiar Global Ultra Focus Fund
2017	278,587	—	278,587
2016	—	—	—

There were no dividends or distributions declared during the fiscal period May 1, 2017 through October 31, 2017.

As of October 31, 2017, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar Opportunity Fund	Cambiar SMID Fund	Cambiar Small Cap Fund	Cambiar International Equity Fund	Cambiar International Small Cap Fund	Cambiar Global Equity Fund	Cambiar Global Ultra Focus Fund
Undistributed Ordinary Income	$3,792,519	$90,573	$1,355,422	$48,003,814	$60,398	$386,199	$338,881
Undistributed Long-Term Capital Gain	38,668,386	—	10,909,552	29,709,851	80,010	129,532	—
Capital Loss Carryforwards	—	(974,358)	—	—	—	—	(21,893,904)
Net Unrealized Appreciation	66,782,488	5,349,913	29,147,674	488,148,896	247,785	2,211,251	10,181,980
Other Temporary Differences	(9)	2	—	3	(6)	4	—

Total Distributable Earnings (Accumulated Losses)	$109,243,384	$4,466,130	$41,412,648	$565,862,564	$388,187	$2,726,986	$(11,373,043)

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2017, the following Funds have capital loss carryforwards to offset capital gains for an unlimited period:

	Short-Term	Long-Term	Total Post-Enactment Capital Loss Carryforwards
Cambiar SMID Fund	$974,358	$—	$974,358
Cambiar Global Ultra Focus Fund	19,775,516	2,118,388	21,893,904

During the year ended October 31, 2017, the Cambiar SMID Fund and Cambiar International Equity Fund utilized $366,709 and $44,677,274 of capital loss carryforwards to offset capital gains, respectively.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments for Federal income tax purposes at October 31, 2017, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Cambiar Opportunity Fund	$279,209,370	$77,763,769	$(10,981,281)	$66,782,488
Cambiar SMID Fund	26,079,210	6,153,850	(803,937)	5,349,913
Cambiar Small Cap Fund	266,180,412	44,920,344	(15,772,670)	29,147,674
Cambiar International Equity Fund	2,936,557,911	553,733,877	(65,584,981)	488,148,896
Cambiar International Small Cap Fund	1,715,249	289,329	(41,544)	247,785
Cambiar Global Equity Fund	11,458,054	2,508,060	(296,809)	2,211,251
Cambiar Global Ultra Focus Fund	97,221,106	14,827,481	(4,645,501)	10,181,980

7.	Concentrated Risks:

At October 31, 2017, the net assets of the Cambiar International Equity Fund and the Cambiar International Small Cap Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental super-vision and regulation of foreign securities markets and the possibility of political or economic instability.

The Funds use of derivatives, including options and swaps, is subject to market risk, leverage risk, correlation risk, liquidity risk, counterparty risk, valuation risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate closely or at all with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may result in the Fund accepting a lower price to sell a security, selling other securities to raise cash or giving up another investment opportunity, any of which could have a negative effect on the Fund’s management 27 or performance. Counterparty risk is the risk that the counterparty to a derivative contract will default or otherwise fail to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause a Fund to lose more than the principal amount invested in a derivative instrument.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

8.	Other:

At October 31, 2017, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Cambiar Opportunity Fund, Investor Class	4	63%
Cambiar Opportunity Fund, Institutional Class	5	88%
Cambiar SMID Fund, Investor Class	1	95%
Cambiar SMID Fund, Institutional Class	3	90%
Cambiar Small Cap Fund, Investor Class	8	85%
Cambiar Small Cap Fund, Institutional Class	6	74%
Cambiar International Equity Fund, Investor Class	2	88%
Cambiar International Equity Fund, Institutional Class	4	79%
Cambiar International Small Cap, Institutional Class	2	100%
Cambiar Global Equity Fund, Investor Class	2	92%
Cambiar Global Ultra Focus Fund, Investor Class	4	59%

9.	Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

10.	Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of October 31, 2017.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

the Cambiar Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund (seven of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2017, and the related statements of operations for the period ended October 31, 2017 and the year ended April 30, 2017, the statements of changes in net assets for the period ended October 31, 2017 and for each of the two years in the period ended April 30, 2017, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cambiar Opportunity Fund, Cambiar SMID Fund, Cambiar Small Cap Fund, Cambiar International Equity Fund, Cambiar International Small Cap Fund, Cambiar Global Equity Fund and Cambiar Global Ultra Focus Fund (seven of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2017, the results of their operations for the period ended October 31, 2017 and the year ended April 30, 2017, the changes in their net assets for the period ended October 31, 2017 and each of the two years in the period ended April 30, 2017, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 26, 2017

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of October 31, 2017.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[4]
INTERESTED TRUSTEES[2,3]

ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,”public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[3]
INDEPENDENT TRUSTEES[2]

JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
JOSEPH T. GRAUSE JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager — Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.
3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,”public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years	Other Directorships Held in the Past Five Years[3]
OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.	None.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.	None.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis and Bockius LLP from 2006 to 2010.	None.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.	None.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Office, The Glenmede Trust Company, N.A. (2011-2012). Associate, DrinkerBiddle & Reath LLP (2006-2011).	None.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.	None.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, (since 2000).	None.
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, (since 2007).	None.
1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Board Members oversee 53 funds in The Advisors’ Inner Circle Fund.
3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e.,”public companies’) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 5/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar Opportunity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,088.00	1.00%	$5.26
Hypothetical 5% Return	$1,000.00	$1,020.16	1.00%	$5.09
Cambiar Opportunity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,089.00	0.80%	$4.21
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
Cambiar SMID Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,043.20	0.95%	$4.89
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84
Cambiar SMID Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,043.20	0.95%	$4.89
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84
Cambiar Small Cap Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,038.00	1.10%	$5.65
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60
Cambiar Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,038.20	1.05%	$5.39
Hypothetical 5% Return	$1,000.00	$1,019.91	1.05%	$5.35
Cambiar International Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,122.10	1.08%	$5.78
Hypothetical 5% Return	$1,000.00	$1,019.76	1.08%	$5.50
Cambiar International Equity Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,123.00	0.95%	$5.08
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84
Cambiar International Small Cap Fund — Institutional Class Shares
Actual Fund Return	$1,000.00	$1,116.20	1.15%	$6.13
Hypothetical 5% Return	$1,000.00	$1,019.41	1.15%	$5.85
Cambiar Global Equity Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,093.10	0.95%	$5.01
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84
Cambiar Global Ultra Focus Fund — Investor Class Shares
Actual Fund Return	$1,000.00	$1,048.50	1.12%	$5.78
Hypothetical 5% Return	$1,000.00	$1,019.56	1.12%	$5.70

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 24, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
OCTOBER 31, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31 2017, each portfolio is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Return of Capital	Total Distributions	Qualifying For Corporate Dividends Rec. Deduction (1)
Cambiar Opportunity Fund (7)	87.63%	12.37%	0.00%	100.00%	100.00%
Cambiar SMID Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar Small Cap Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar International Equity Fund (7)	9.44%	90.56%	0.00%	100.00%	3.31%
Cambiar International Small Cap Fund	0.00%	100.00%	0.00%	100.00%	0.00%
Cambiar Global Equity Fund	0.00%	100.00%	0.00%	100.00%	0.00%
Cambiar Global Ultra Focus Fund	0.00%	0.00%	0.00%	0.00%	0.00%

	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit Pass Through (6)
Cambiar Opportunity Fund (7)	100.00%	0.00%	0.00%	100.00%	0.00%
Cambiar SMID Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar Small Cap Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar International Equity Fund (7)	100.00%	0.00%	0.00%	0.00%	77.93%
Cambiar International Small Cap Fund	0.00%	0.00%	0.00%	0.00%	100.00%
Cambiar Global Equity Fund	0.00%	0.00%	0.00%	0.00%	100.00%
Cambiar Global Ultra Focus Fund	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of “Ordinary Income Distributions.” The Cambiar International Equity Fund, Cambiar International Small Cap and Cambiar Global Equity Fund intend to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2017, the total amount of foreign source income for Cambiar International Equity Fund, Cambiar International Small Cap Fund and Cambiar Global Equity Fund was $61,392,305, $23,983 and $163,645, respectively. The total amount of foreign taxes paid for Cambiar International Equity Fund, Cambiar International Small Cap Fund and Cambiar Global Equity Fund was $4,968,695, $2,566 and $5,238, respectively. Your allocable shares of foreign tax credit will be reported on Form 1099 DIV.

(7)	The fund is designating a portion of the redemption proceeds as taxable net investment income and/or realized capital gain for dividend paid deduction purposes (equalization debits). This designation has no impact on shareholders’ income tax reporting. For shareholders’ income tax reporting, the amount of ordinary income and/or long-term gain, if any, will be designated on Form 1099-DIV”.

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

200 Columbine Street

Suite 800

Denver, CO 80206

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-1600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$101,400	$0	$0	$49,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$30,000	$0	$120,500	$25,000	$0	$110,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$896,975	N/A	N/A	$725,065	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$162,500	N/A	N/A	$160,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$82,450	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$107,000	N/A	N/A	$141,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $150,500 and $135,000 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $62,500 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $82,450 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.